Index

MONY VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY

Independent Auditors’ Report	1

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022 and 2021	4

Statutory Statements of Operations for each of the years in the three-year period ended December 31, 2022	6

Statutory Statements of Changes in Capital and Surplus for each of the years in the three-year period ended December 31, 2022	7

Statutory Statements of Cash Flow for each of the years in the three-year period ended December 31, 2022	8

Notes to Consolidated Financial Statements	9

Supplemental Schedules:

Schedule I Summary of Investments — Other Than Investments in Related Parties as of December 31, 2022	S-1

Schedule IV Reinsurance as of and for the years ended December 31, 2022, 2021 and 2020	S-2

All other schedules to the statutory financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

MONY Variable Account L of

MONY Life Insurance Company

Financial Statements as of and for the Year Ended December 31, 2022 and Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Policy Owners of MONY Variable Account L and the Board of Directors of
MONY Variable Account L of MONY Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise MONY Variable Account L (the Separate Account) as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual funds or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more MONY Life Insurance Company Separate Accounts since 2019.

Birmingham, Alabama
April 20, 2023

Appendix A

The subaccounts that comprise MONY Variable Account L were audited according to varying periods as defined in the table below:

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
1290 VT Equity Income	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
1290 VT GAMCO Small Company Value	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
1290 VT Socially Responsible	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
BNY Mellon Stock Index Fund, Inc.	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/AB Small Cap Growth	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Aggressive Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/All Asset Growth Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Capital Group Research	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Conservative Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Conservative-Plus Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Core Bond Index	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022

EQ/Core Plus Bond	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Global Equity Managed Volatility	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Intermediate Government Bond	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Janus Enterprise	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Large Cap Growth Managed Volatility	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Large Cap Value Index	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Large Cap Value Managed Volatility	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Loomis Sayles Growth	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/MFS International Growth	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Mid Cap Index	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Mid Cap Value Managed Volatility	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Moderate Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Moderate-Plus Allocation	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022

EQ/Money Market	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Morgan Stanley Small Cap Growth	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/PIMCO Ultra Short Bond	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Quality Bond PLUS	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Small Company Index	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/T.Rowe Price Growth Stock	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
EQ/Value Equity	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Franklin Income VIP Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Franklin Rising Dividends VIP Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Invesco Oppenheimer Global Fund/VA	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Invesco V.I. Diversified Dividend Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Invesco V.I. Global Core Equity Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022

Invesco V.I. Health Care Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Invesco V.I. Technology Fund	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Janus Henderson Balanced Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Janus Henderson Enterprise Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Janus Henderson Forty Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Janus Henderson Global Research Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
Janus Henderson Overseas Portfolio	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
MFS® Utilities Series	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022
PIMCO Global Bond Opportunities Portfolio (Unhedged)	As of December 31, 2022	For the year then ended December 31, 2022	For each of the years in the two-year period then ended December 31, 2022

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation

ASSETS:
Investments at fair value (1)	$1,509,186	$8,989,606	$259,193	$2,532,541	$170,352	$210,103	$3,882,134

Receivable from the policies	1,344	-	-	-	-	-	-
Receivable from the fund manager	-	5,395	74	1,532	104	124	2,548
Total receivables	1,344	5,395	74	1,532	104	124	2,548

Total assets	1,510,530	8,995,001	259,267	2,534,073	170,456	210,227	3,884,682

LIABILITIES:
Payable to the policies	-	5,395	74	1,532	104	124	2,548
Payable to the fund manager	1,344	-	-	-	-	-	-
Payable to the Company	2,558	15,238	439	4,293	289	356	6,581
Total liabilities	3,902	20,633	513	5,825	393	480	9,129

NET ASSETS	$1,506,628	$8,974,368	$258,754	$2,528,248	$170,063	$209,747	$3,875,553

Fair value per share (NAV)	$5.00	$62.33	$16.16	$57.81	$14.22	$8.70	$16.10
Shares outstanding in the Separate Account	301,699	144,222	16,036	43,808	11,978	24,158	241,189

(1) Investments in mutual fund shares, at cost	$1,535,189	$6,621,132	$162,445	$1,872,605	$220,414	$259,887	$4,576,064

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond

ASSETS:
Investments at fair value (1)	$2,935,086	$25,049	$500	$1,309,159	$191,684	$77,261	$568,140

Receivable from the policies	-	-	-	-	21	-	430
Receivable from the fund manager	1,512	18	-	302	-	46	-
Total receivables	1,512	18	-	302	21	46	430

Total assets	2,936,598	25,067	500	1,309,461	191,705	77,307	568,570

LIABILITIES:
Payable to the policies	1,512	18	-	302	-	46	-
Payable to the fund manager	-	-	-	-	21	-	430
Payable to the Company	4,975	42	1	2,219	325	131	963
Total liabilities	6,487	60	1	2,521	346	177	1,393

NET ASSETS	$2,930,111	$25,007	$499	$1,306,940	$191,359	$77,130	$567,177

Fair value per share (NAV)	$25.42	$7.82	$7.73	$8.99	$3.43	$13.96	$9.40
Shares outstanding in the Separate Account	115,454	3,202	65	145,610	55,891	5,533	60,431

(1) Investments in mutual fund shares, at cost	$2,912,721	$30,152	$582	$1,455,613	$216,429	$82,334	$616,616

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index

ASSETS:
Investments at fair value (1)	$1,064,011	$1,279,723	$1,992,847	$244,956	$5,460,444	$1,609,756	$657,974

Receivable from the policies	-	-	-	-	-	-	-
Receivable from the fund manager	461	737	821	117	2,746	1,050	45
Total receivables	461	737	821	117	2,746	1,050	45

Total assets	1,064,472	1,280,460	1,993,668	245,073	5,463,190	1,610,806	658,019

LIABILITIES:
Payable to the policies	461	737	821	117	2,746	1,050	45
Payable to the fund manager	-	-	-	-	-	-	-
Payable to the Company	1,804	2,169	3,378	415	9,256	2,729	1,115
Total liabilities	2,265	2,906	4,199	532	12,002	3,779	1,160

NET ASSETS	$1,062,207	$1,277,554	$1,989,469	$244,541	$5,451,188	$1,607,027	$656,859

Fair value per share (NAV)	$18.74	$23.02	$9.43	$16.74	$7.48	$6.71	$14.12
Shares outstanding in the Separate Account	56,791	55,602	211,429	14,631	729,592	239,745	46,583

(1) Investments in mutual fund shares, at cost	$1,032,760	$1,544,717	$1,672,463	$219,921	$5,641,555	$1,694,677	$587,410

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS

ASSETS:
Investments at fair value (1)	$1,786,753	$137,310	$276,404	$2,227,482	$918,199	$245,375	$466,872

Receivable from the policies	-	-	-	-	-	-	-
Receivable from the fund manager	724	71	125	392	397	51	190
Total receivables	724	71	125	392	397	51	190

Total assets	1,787,477	137,381	276,529	2,227,874	918,596	245,426	467,062

LIABILITIES:
Payable to the policies	724	71	125	392	397	51	190
Payable to the fund manager	-	-	-	-	-	-	-
Payable to the Company	3,029	233	469	3,776	1,556	416	791
Total liabilities	3,753	304	594	4,168	1,953	467	981

NET ASSETS	$1,783,724	$137,077	$275,935	$2,223,706	$916,643	$244,959	$466,081

Fair value per share (NAV)	$15.28	$10.97	$8.47	$1.00	$5.38	$9.61	$7.53
Shares outstanding in the Separate Account	116,952	12,517	32,632	2,227,482	170,826	25,540	61,966

(1) Investments in mutual fund shares, at cost	$1,566,071	$169,820	$345,632	$2,227,482	$1,952,746	$253,331	$538,822

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund

ASSETS:
Investments at fair value (1)	$121,653	$5,625,259	$160,077	$3,497,488	$1,125,985	$136,938	$114,291

Receivable from the policies	-	-	-	-	-	-	-
Receivable from the fund manager	39	3,534	47	2,086	571	42	62
Total receivables	39	3,534	47	2,086	571	42	62

Total assets	121,692	5,628,793	160,124	3,499,574	1,126,556	136,980	114,353

LIABILITIES:
Payable to the policies	39	3,534	47	2,086	571	42	62
Payable to the fund manager	-	-	-	-	-	-	-
Payable to the Company	206	9,535	271	5,929	1,909	232	194
Total liabilities	245	13,069	318	8,015	2,480	274	256

NET ASSETS	$121,447	$5,615,724	$159,806	$3,491,559	$1,124,076	$136,706	$114,097

Fair value per share (NAV)	$9.89	$44.47	$18.65	$37.63	$14.73	$27.03	$24.99
Shares outstanding in the Separate Account	12,306	126,481	8,583	92,944	76,442	5,066	4,573

(1) Investments in mutual fund shares, at cost	$134,564	$4,442,191	$159,951	$2,902,697	$1,123,611	$122,110	$96,787

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio

ASSETS:
Investments at fair value (1)	$98,700	$382,147	$235,996	$21,990	$927,482	$2,364,225	$1,509,502

Receivable from the policies	-	-	-	-	1,646	-	-
Receivable from the fund manager	54	120	135	11	-	1,393	744
Total receivables	54	120	135	11	1,646	1,393	744

Total assets	98,754	382,267	236,131	22,001	929,128	2,365,618	1,510,246

LIABILITIES:
Payable to the policies	54	120	135	11	-	1,393	744
Payable to the fund manager	-	-	-	-	1,646	-	-
Payable to the Company	167	648	400	37	1,572	4,008	2,559
Total liabilities	221	768	535	48	3,218	5,401	3,303

NET ASSETS	$98,533	$381,499	$235,596	$21,953	$925,910	$2,360,217	$1,506,943

Fair value per share (NAV)	$8.00	$30.30	$25.15	$12.59	$40.05	$69.58	$32.95
Shares outstanding in the Separate Account	12,338	12,612	9,384	1,747	23,158	33,979	45,812

(1) Investments in mutual fund shares, at cost	$104,976	$438,130	$249,903	$32,396	$724,786	$2,005,047	$1,738,574

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2022

	SUBACCOUNTS

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)

ASSETS:
Investments at fair value (1)	$1,614,551	$388,317	$293,989	$217,739

Receivable from the policies	-	131	-	2
Receivable from the fund manager	667	-	40	-
Total receivables	667	131	40	2

Total assets	1,615,218	388,448	294,029	217,741

LIABILITIES:
Payable to the policies	667	-	40	-
Payable to the fund manager	-	131	-	2
Payable to the Company	2,737	658	498	369
Total liabilities	3,404	789	538	371

NET ASSETS	$1,611,814	$387,659	$293,491	$217,370

Fair value per share (NAV)	$50.02	$36.76	$36.32	$9.45
Shares outstanding in the Separate Account	32,278	10,564	8,094	23,041

(1) Investments in mutual fund shares, at cost	$1,268,105	$365,142	$237,180	$280,496

Note: Totals and NAV may not appear to foot/crossfoot/calculate due to rounding.

(Concluded)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation

INVESTMENT INCOME:
Dividend income	$26,756	$48,944	$1,773	$37,321	$247	$1,969	$53,020

EXPENSES:
Mortality and expense risk	8,084	60,333	1,884	17,985	1,276	1,562	29,722

NET INVESTMENT INCOME (LOSS)	18,672	(11,389)	(111)	19,336	(1,029)	407	23,298

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	2,294	271,905	11,091	70,442	(3,650)	(601)	(24,894)
Capital gain distributions	80,603	442,542	1,592	243,428	7,065	28,788	298,398

Net realized gain (loss) on investments	82,897	714,447	12,683	313,870	3,415	28,187	273,504

Change in net unrealized appreciation (depreciation) on investments	(65,219)	(1,926,141)	(92,636)	(953,506)	(77,589)	(77,551)	(1,017,181)

Net realized and unrealized gain (loss) on investments	17,678	(1,211,694)	(79,953)	(639,636)	(74,174)	(49,364)	(743,677)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$36,350	$(1,223,083)	$(80,064)	$(620,300)	$(75,203)	$(48,957)	$(720,379)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond

INVESTMENT INCOME:
Dividend income	$5,264	$381	$7	$22,024	$4,868	$286	$5,538

EXPENSES:
Mortality and expense risk	18,646	370	3	7,897	1,063	536	3,216

NET INVESTMENT INCOME (LOSS)	(13,382)	11	4	14,127	3,805	(250)	2,322

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	21,298	(7,337)	(37)	(6,789)	(822)	(148)	(2,259)
Capital gain distributions	371,788	2,025	42	3,531	165	2,159	536

Net realized gain (loss) on investments	393,086	(5,312)	5	(3,258)	(657)	2,011	(1,723)

Change in net unrealized appreciation (depreciation) on investments	(1,104,706)	(3,561)	(78)	(145,882)	(30,747)	(23,407)	(51,754)

Net realized and unrealized gain (loss) on investments	(711,620)	(8,873)	(73)	(149,140)	(31,404)	(21,396)	(53,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(725,002)	$(8,862)	$(69)	$(135,013)	$(27,599)	$(21,646)	$(51,155)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index

INVESTMENT INCOME:
Dividend income	$-	$1,002	$29,782	$3,289	$-	$14,292	$6,545

EXPENSES:
Mortality and expense risk	5,772	9,163	10,793	1,117	34,352	11,298	3,610

NET INVESTMENT INCOME (LOSS)	(5,772)	(8,161)	18,989	2,172	(34,352)	2,994	2,935

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	6,784	7,313	20,952	3,268	68,935	97	6,394
Capital gain distributions	73,186	176,603	42,165	9,204	677,953	64,820	42,326

Net realized gain (loss) on investments	79,970	183,916	63,117	12,472	746,888	64,917	48,720

Change in net unrealized appreciation (depreciation) on investments	(299,278)	(773,725)	(273,807)	(45,337)	(2,942,656)	(382,420)	(162,805)

Net realized and unrealized gain (loss) on investments	(219,308)	(589,809)	(210,690)	(32,865)	(2,195,768)	(317,503)	(114,085)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(225,080)	$(597,970)	$(191,701)	$(30,693)	$(2,230,120)	$(314,509)	$(111,150)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS

INVESTMENT INCOME:
Dividend income	$17,687	$1,839	$3,121	$23,839	$122	$3,388	$3,248

EXPENSES:
Mortality and expense risk	10,377	1,032	1,654	12,653	6,590	1,276	2,906

NET INVESTMENT INCOME (LOSS)	7,310	807	1,467	11,186	(6,468)	2,112	342

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	18,847	(7,365)	(4,008)	-	(48,670)	(508)	(2,661)
Capital gain distributions	46,739	13,470	30,863	13	8,289	225	3,497

Net realized gain (loss) on investments	65,586	6,105	26,855	13	(40,381)	(283)	836

Change in net unrealized appreciation (depreciation) on investments	(396,005)	(39,224)	(91,900)	-	(702,979)	(4,667)	(57,772)

Net realized and unrealized gain (loss) on investments	(330,419)	(33,119)	(65,045)	13	(743,360)	(4,950)	(56,936)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(323,109)	$(32,312)	$(63,578)	$11,199	$(749,828)	$(2,838)	$(56,594)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund

INVESTMENT INCOME:
Dividend income	$1,186	$-	$1,779	$15,859	$56,227	$1,115	$2,162

EXPENSES:
Mortality and expense risk	456	49,953	583	26,243	5,929	484	769

NET INVESTMENT INCOME (LOSS)	730	(49,953)	1,196	(10,384)	50,298	631	1,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	(51)	245,680	310	79,311	1,642	971	3,311
Capital gain distributions	4,419	183,127	3,542	190,039	22,823	17,794	14,186

Net realized gain (loss) on investments	4,368	428,807	3,852	269,350	24,465	18,765	17,497

Change in net unrealized appreciation (depreciation) on investments	(36,082)	(4,165,286)	(34,606)	(1,609,937)	(147,118)	(36,740)	(22,041)

Net realized and unrealized gain (loss) on investments	(31,714)	(3,736,479)	(30,754)	(1,340,587)	(122,653)	(17,975)	(4,544)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,984)	$(3,786,432)	$(29,558)	$(1,350,971)	$(72,355)	$(17,344)	$(3,151)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio

INVESTMENT INCOME:
Dividend income	$371	$-	$-	$-	$13,879	$9,246	$2,723

EXPENSES:
Mortality and expense risk	688	1,485	1,505	175	6,223	16,107	11,604

NET INVESTMENT INCOME (LOSS)	(317)	(1,485)	(1,505)	(175)	7,656	(6,861)	(8,881)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	396	319	969	44	22,599	31,817	468
Capital gain distributions	7,117	75,470	32,428	10,184	29,788	397,549	278,975

Net realized gain (loss) on investments	7,513	75,789	33,397	10,228	52,387	429,366	279,443

Change in net unrealized appreciation (depreciation) on investments	(35,900)	(257,161)	(69,551)	(25,010)	(253,804)	(898,947)	(1,087,607)

Net realized and unrealized gain (loss) on investments	(28,387)	(181,372)	(36,154)	(14,782)	(201,417)	(469,581)	(808,164)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,704)	$(182,857)	$(37,659)	$(14,957)	$(193,761)	$(476,442)	$(817,045)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)

INVESTMENT INCOME:
Dividend income	$28,482	$6,518	$7,007	$3,297

EXPENSES:
Mortality and expense risk	10,958	1,865	1,190	1,074

NET INVESTMENT INCOME (LOSS)	17,524	4,653	5,817	2,223

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on redemption of investments	42,779	298	2,585	(2,432)
Capital gain distributions	185,329	-	11,106	3,238

Net realized gain (loss) on investments	228,108	298	13,691	806

Change in net unrealized appreciation (depreciation) on investments	(663,470)	(45,117)	(18,888)	(30,811)

Net realized and unrealized gain (loss) on investments	(435,362)	(44,819)	(5,197)	(30,005)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(417,838)	$(40,166)	$620	$(27,782)

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$18,672	$(11,389)	$(111)	$19,336	$(1,029)	$407	$23,298
Net realized gain (loss) on investments	82,897	714,447	12,683	313,870	3,415	28,187	273,504
Change in net unrealized appreciation (depreciation) on investments	(65,219)	(1,926,141)	(92,636)	(953,506)	(77,589)	(77,551)	(1,017,181)

Net increase (decrease) in net assets resulting from operations	36,350	(1,223,083)	(80,064)	(620,300)	(75,203)	(48,957)	(720,379)

POLICY TRANSACTIONS:
Policy owners’ net payments	94,143	280,259	44,231	79,327	4,363	6,238	253,966
Policy maintenance charges	(2,117)	(11,959)	(828)	(4,095)	(351)	(569)	(10,995)
Policy owners’ benefits	(33,107)	(364,897)	(9,204)	(126,886)	(1,925)	(57)	(193,677)
Net transfers (to) from the Company and/or Subaccounts	(79,552)	(465,677)	(60,366)	(136,065)	(22,575)	(6,381)	(304,637)

Increase (decrease) in net assets resulting from Policy transactions	(20,633)	(562,274)	(26,167)	(187,719)	(20,488)	(769)	(255,343)

Total increase (decrease) in net assets	15,717	(1,785,357)	(106,231)	(808,019)	(95,691)	(49,726)	(975,722)

NET ASSETS:
Beginning of period	1,490,911	10,759,725	364,985	3,336,267	265,754	259,473	4,851,275

End of period	$1,506,628	$8,974,368	$258,754	$2,528,248	$170,063	$209,747	$3,875,553

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(13,382)	$11	$4	$14,127	$3,805	$(250)	$2,322
Net realized gain (loss) on investments	393,086	(5,312)	5	(3,258)	(657)	2,011	(1,723)
Change in net unrealized appreciation (depreciation) on investments	(1,104,706)	(3,561)	(78)	(145,882)	(30,747)	(23,407)	(51,754)

Net increase (decrease) in net assets resulting from operations	(725,002)	(8,862)	(69)	(135,013)	(27,599)	(21,646)	(51,155)

POLICY TRANSACTIONS:
Policy owners’ net payments	129,955	13,642	464	121,742	21,074	3,211	49,209
Policy maintenance charges	(5,236)	(101)	(12)	(2,953)	(358)	(257)	(1,793)
Policy owners’ benefits	(59,972)	(27,459)	-	(19,727)	(512)	(760)	(11,045)
Net transfers (to) from the Company and/or Subaccounts	(151,288)	(27,239)	(283)	(114,336)	(5,430)	(3,980)	(52,845)

Increase (decrease) in net assets resulting from Policy transactions	(86,541)	(41,157)	169	(15,274)	14,774	(1,786)	(16,474)

Total increase (decrease) in net assets	(811,543)	(50,019)	100	(150,287)	(12,825)	(23,432)	(67,629)

NET ASSETS:
Beginning of period	3,741,654	75,026	399	1,457,227	204,184	100,562	634,806

End of period	$2,930,111	$25,007	$499	$1,306,940	$191,359	$77,130	$567,177

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(5,772)	$(8,161)	$18,989	$2,172	$(34,352)	$2,994	$2,935
Net realized gain (loss) on investments	79,970	183,916	63,117	12,472	746,888	64,917	48,720
Change in net unrealized appreciation (depreciation) on investments	(299,278)	(773,725)	(273,807)	(45,337)	(2,942,656)	(382,420)	(162,805)

Net increase (decrease) in net assets resulting from operations	(225,080)	(597,970)	(191,701)	(30,693)	(2,230,120)	(314,509)	(111,150)

POLICY TRANSACTIONS:
Policy owners’ net payments	32,088	42,930	98,990	31,205	208,228	74,712	27,894
Policy maintenance charges	(1,657)	(2,162)	(2,441)	(472)	(10,248)	(2,735)	(1,209)
Policy owners’ benefits	(3,581)	(38,162)	(10,588)	(2,343)	(134,685)	(25,519)	(6,326)
Net transfers (to) from the Company and/or Subaccounts	(70,686)	(100,313)	(100,112)	(4,250)	(325,795)	(124,071)	(40,626)

Increase (decrease) in net assets resulting from Policy transactions	(43,836)	(97,707)	(14,151)	24,140	(262,500)	(77,613)	(20,267)

Total increase (decrease) in net assets	(268,916)	(695,677)	(205,852)	(6,553)	(2,492,620)	(392,122)	(131,417)

NET ASSETS:
Beginning of period	1,331,123	1,973,231	2,195,321	251,094	7,943,808	1,999,149	788,276

End of period	$1,062,207	$1,277,554	$1,989,469	$244,541	$5,451,188	$1,607,027	$656,859

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$7,310	$807	$1,467	$11,186	$(6,468)	$2,112	$342
Net realized gain (loss) on investments	65,586	6,105	26,855	13	(40,381)	(283)	836
Change in net unrealized appreciation (depreciation) on investments	(396,005)	(39,224)	(91,900)	-	(702,979)	(4,667)	(57,772)

Net increase (decrease) in net assets resulting from operations	(323,109)	(32,312)	(63,578)	11,199	(749,828)	(2,838)	(56,594)

POLICY TRANSACTIONS:
Policy owners’ net payments	71,820	7,491	37,147	191,129	40,374	27,737	31,988
Policy maintenance charges	(3,106)	(280)	(522)	(4,660)	(2,857)	(912)	(1,168)
Policy owners’ benefits	(8,119)	(29,633)	(49)	(39,470)	(21,063)	(4,799)	(9,226)
Net transfers (to) from the Company and/or Subaccounts	(120,826)	(19,228)	(66,452)	(152,688)	(44,500)	(26,254)	(24,527)

Increase (decrease) in net assets resulting from Policy transactions	(60,231)	(41,650)	(29,876)	(5,689)	(28,046)	(4,228)	(2,933)

Total increase (decrease) in net assets	(383,340)	(73,962)	(93,454)	5,510	(777,874)	(7,066)	(59,527)

NET ASSETS:
Beginning of period	2,167,064	211,039	369,389	2,218,196	1,694,517	252,025	525,608

End of period	$1,783,724	$137,077	$275,935	$2,223,706	$916,643	$244,959	$466,081

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$730	$(49,953)	$1,196	$(10,384)	$50,298	$631	$1,393
Net realized gain (loss) on investments	4,368	428,807	3,852	269,350	24,465	18,765	17,497
Change in net unrealized appreciation (depreciation) on investments	(36,082)	(4,165,286)	(34,606)	(1,609,937)	(147,118)	(36,740)	(22,041)

Net increase (decrease) in net assets resulting from operations	(30,984)	(3,786,432)	(29,558)	(1,350,971)	(72,355)	(17,344)	(3,151)

POLICY TRANSACTIONS:
Policy owners’ net payments	3,902	226,531	2,262	120,444	43,888	3,531	4,879
Policy maintenance charges	(326)	(10,999)	(255)	(5,039)	(2,516)	(327)	(225)
Policy owners’ benefits	(1,595)	(397,525)	(68)	(176,862)	(2,085)	(2,037)	(8,417)
Net transfers (to) from the Company and/or Subaccounts	(4,237)	(330,142)	(5,150)	(177,563)	(62,496)	(5,852)	(5,038)

Increase (decrease) in net assets resulting from Policy transactions	(2,256)	(512,135)	(3,211)	(239,020)	(23,209)	(4,685)	(8,801)

Total increase (decrease) in net assets	(33,240)	(4,298,567)	(32,769)	(1,589,991)	(95,564)	(22,029)	(11,952)

NET ASSETS:
Beginning of period	154,687	9,914,291	192,575	5,081,550	1,219,640	158,735	126,049

End of period	$121,447	$5,615,724	$159,806	$3,491,559	$1,124,076	$136,706	$114,097

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(317)	$(1,485)	$(1,505)	$(175)	$7,656	$(6,861)	$(8,881)
Net realized gain (loss) on investments	7,513	75,789	33,397	10,228	52,387	429,366	279,443
Change in net unrealized appreciation (depreciation) on investments	(35,900)	(257,161)	(69,551)	(25,010)	(253,804)	(898,947)	(1,087,607)

Net increase (decrease) in net assets resulting from operations	(28,704)	(182,857)	(37,659)	(14,957)	(193,761)	(476,442)	(817,045)

POLICY TRANSACTIONS:
Policy owners’ net payments	2,159	8,892	16,004	1,000	45,009	62,847	37,894
Policy maintenance charges	(155)	(717)	(411)	(45)	(1,577)	(3,094)	(3,118)
Policy owners’ benefits	-	(5,394)	(5,021)	-	(16,378)	(21,214)	(65,951)
Net transfers (to) from the Company and/or Subaccounts	(4,361)	(6,249)	(10,025)	(1,174)	(67,551)	(107,557)	(68,989)

Increase (decrease) in net assets resulting from Policy transactions	(2,357)	(3,468)	547	(219)	(40,497)	(69,018)	(100,164)

Total increase (decrease) in net assets	(31,061)	(186,325)	(37,112)	(15,176)	(234,258)	(545,460)	(917,209)

NET ASSETS:
Beginning of period	129,594	567,824	272,708	37,129	1,160,168	2,905,677	2,424,152

End of period	$98,533	$381,499	$235,596	$21,953	$925,910	$2,360,217	$1,506,943

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2022

	SUBACCOUNTS

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$17,524	$4,653	$5,817	$2,223
Net realized gain (loss) on investments	228,108	298	13,691	806
Change in net unrealized appreciation (depreciation) on investments	(663,470)	(45,117)	(18,888)	(30,811)

Net increase (decrease) in net assets resulting from operations	(417,838)	(40,166)	620	(27,782)

POLICY TRANSACTIONS:
Policy owners’ net payments	89,373	20,099	12,310	19,000
Policy maintenance charges	(2,241)	(865)	(791)	(714)
Policy owners’ benefits	(67,509)	(2,300)	(8,017)	(1,812)
Net transfers (to) from the Company and/or Subaccounts	(112,281)	(17,854)	(9,114)	(13,056)

Increase (decrease) in net assets resulting from Policy transactions	(92,658)	(920)	(5,612)	3,418

Total increase (decrease) in net assets	(510,496)	(41,086)	(4,992)	(24,364)

NET ASSETS:
Beginning of period	2,122,310	428,745	298,483	241,734

End of period	$1,611,814	$387,659	$293,491	$217,370

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	1290 VT Equity Income	1290 VT GAMCO Small Company Value	1290 VT Socially Responsible	BNY Mellon Stock Index Fund, Inc.	EQ/AB Small Cap Growth	EQ/Aggressive Allocation	EQ/All Asset Growth Allocation

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$13,317	$(2,859)	$(796)	$15,311	$(1,934)	$8,563	$153,084
Net realized gain (loss) on investments	(9,041)	1,207,988	46,010	263,775	58,556	21,426	746,209
Change in net unrealized appreciation (depreciation) on investments	307,638	1,016,659	47,564	467,447	(22,238)	6,497	(430,544)

Net increase (decrease) in net assets resulting from operations	311,914	2,221,788	92,778	746,533	34,384	36,486	468,749

POLICY TRANSACTIONS:
Policy owners’ net payments	78,607	252,980	20,127	84,277	4,842	6,390	282,665
Policy maintenance charges	(1,996)	(12,181)	(846)	(4,155)	(444)	(582)	(11,655)
Policy owners’ benefits	(65,579)	(689,017)	(78,242)	(173,091)	(29,480)	(5,614)	(408,777)
Net transfers (to) from the Company and/or Subaccounts	(85,517)	(537,639)	(19,240)	(147,441)	(33,412)	(658)	(247,279)

Increase (decrease) in net assets resulting from Policy transactions	(74,485)	(985,857)	(78,201)	(240,410)	(58,494)	(464)	(385,046)

Total increase (decrease) in net assets	237,429	1,235,931	14,577	506,123	(24,110)	36,022	83,703

NET ASSETS:
Beginning of period	1,253,482	9,523,794	350,408	2,830,144	289,864	223,451	4,767,572

End of period	$1,490,911	$10,759,725	$364,985	$3,336,267	$265,754	$259,473	$4,851,275

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	EQ/Capital Group Research	EQ/Conservative Allocation	EQ/Conservative- Plus Allocation	EQ/Core Bond Index	EQ/Core Plus Bond	EQ/Global Equity Managed Volatility	EQ/Intermediate Government Bond

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(21,002)	$556	$5	$12,202	$1,586	$248	$1,040
Net realized gain (loss) on investments	240,509	3,472	37	14,288	3,717	19,190	6,380
Change in net unrealized appreciation (depreciation) on investments	479,631	(2,349)	(11)	(67,925)	(9,972)	(6,181)	(25,063)

Net increase (decrease) in net assets resulting from operations	699,138	1,679	31	(41,435)	(4,669)	13,257	(17,643)

POLICY TRANSACTIONS:
Policy owners’ net payments	115,511	11,877	97	123,188	10,621	3,196	56,808
Policy maintenance charges	(5,384)	(126)	(12)	(3,081)	(381)	(274)	(1,864)
Policy owners’ benefits	(120,921)	-	-	(81,487)	(17,469)	(888)	(38,547)
Net transfers (to) from the Company and/or Subaccounts	(190,138)	(25,345)	(331)	(139,135)	(9,373)	(2,751)	(41,014)

Increase (decrease) in net assets resulting from Policy transactions	(200,932)	(13,594)	(246)	(100,515)	(16,602)	(717)	(24,617)

Total increase (decrease) in net assets	498,206	(11,915)	(215)	(141,950)	(21,271)	12,540	(42,260)

NET ASSETS:
Beginning of period	3,243,448	86,941	614	1,599,177	225,455	88,022	677,066

End of period	$3,741,654	$75,026	$399	$1,457,227	$204,184	$100,562	$634,806

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	EQ/Janus Enterprise	EQ/Large Cap Growth Managed Volatility	EQ/Large Cap Value Index	EQ/Large Cap Value Managed Volatility	EQ/Loomis Sayles Growth	EQ/MFS International Growth	EQ/Mid Cap Index

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(5,472)	$(11,520)	$15,760	$1,152	$(44,015)	$(8,806)	$727
Net realized gain (loss) on investments	164,061	553,371	145,112	30,540	1,006,147	291,620	75,879
Change in net unrealized appreciation (depreciation) on investments	34,451	(146,117)	229,472	18,531	148,967	(117,408)	74,488

Net increase (decrease) in net assets resulting from operations	193,040	395,734	390,344	50,223	1,111,099	165,406	151,094

POLICY TRANSACTIONS:
Policy owners’ net payments	30,642	49,825	75,023	9,827	227,533	75,587	27,780
Policy maintenance charges	(1,719)	(2,288)	(2,394)	(473)	(11,606)	(2,859)	(1,211)
Policy owners’ benefits	(39,564)	(139,032)	(52,949)	(674)	(354,700)	(136,977)	(16,255)
Net transfers (to) from the Company and/or Subaccounts	(67,088)	(101,080)	216,969	(18,463)	(335,860)	(50,704)	(33,293)

Increase (decrease) in net assets resulting from Policy transactions	(77,729)	(192,575)	236,649	(9,783)	(474,633)	(114,953)	(22,979)

Total increase (decrease) in net assets	115,311	203,159	626,993	40,440	636,466	50,453	128,115

NET ASSETS:
Beginning of period	1,215,812	1,770,072	1,568,328	210,654	7,307,342	1,948,696	660,161

End of period	$1,331,123	$1,973,231	$2,195,321	$251,094	$7,943,808	$1,999,149	$788,276

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	EQ/Mid Cap Value Managed Volatility	EQ/Moderate Allocation	EQ/Moderate- Plus Allocation	EQ/Money Market	EQ/Morgan Stanley Small Cap Growth	EQ/PIMCO Ultra Short Bond	EQ/Quality Bond PLUS

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$215	$4,209	$10,535	$(13,749)	$(12,067)	$(322)	$906
Net realized gain (loss) on investments	337,687	16,786	35,428	4,002	994,720	(253)	3,681
Change in net unrealized appreciation (depreciation) on investments	147,645	(4,847)	(2,057)	241	(890,901)	(1,960)	(19,304)

Net increase (decrease) in net assets resulting from operations	485,547	16,148	43,906	(9,506)	91,752	(2,535)	(14,717)

POLICY TRANSACTIONS:
Policy owners’ net payments	69,184	7,398	38,112	178,193	44,732	27,388	35,300
Policy maintenance charges	(3,241)	(294)	(550)	(4,454)	(4,219)	(886)	(1,212)
Policy owners’ benefits	(77,628)	(26,854)	(39,141)	(81,482)	(308,158)	(10,978)	(22,031)
Net transfers (to) from the Company and/or Subaccounts	(200,773)	(16,475)	(60,821)	(252,795)	(84,321)	(51,075)	(21,970)

Increase (decrease) in net assets resulting from Policy transactions	(212,458)	(36,225)	(62,400)	(160,538)	(351,966)	(35,551)	(9,913)

Total increase (decrease) in net assets	273,089	(20,077)	(18,494)	(170,044)	(260,214)	(38,086)	(24,630)

NET ASSETS:
Beginning of period	1,893,975	231,116	387,883	2,388,240	1,954,731	290,111	550,238

End of period	$2,167,064	$211,039	$369,389	$2,218,196	$1,694,517	$252,025	$525,608

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	EQ/Small Company Index	EQ/T.Rowe Price Growth Stock	EQ/Value Equity	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Franklin Rising Dividends VIP Fund	Invesco V.I. Diversified Dividend Fund

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$441	$(71,549)	$609	$(28,575)	$49,855	$724	$1,814
Net realized gain (loss) on investments	19,524	1,460,374	34,320	742,058	9,949	7,775	2,092
Change in net unrealized appreciation (depreciation) on investments	1,284	(176,927)	3,844	390,593	117,477	25,005	15,677

Net increase (decrease) in net assets resulting from operations	21,249	1,211,898	38,773	1,104,076	177,281	33,504	19,583

POLICY TRANSACTIONS:
Policy owners’ net payments	4,184	230,483	2,734	99,678	48,390	3,771	5,323
Policy maintenance charges	(375)	(11,924)	(258)	(5,186)	(2,396)	(323)	(221)
Policy owners’ benefits	(6,576)	(579,373)	(29)	(245,490)	(78,771)	(8,050)	(2,889)
Net transfers (to) from the Company and/or Subaccounts	(8,819)	(478,861)	(4,850)	(129,921)	(60,591)	(5,826)	(3,821)

Increase (decrease) in net assets resulting from Policy transactions	(11,586)	(839,675)	(2,403)	(280,919)	(93,368)	(10,428)	(1,608)

Total increase (decrease) in net assets	9,663	372,223	36,370	823,157	83,913	23,076	17,975

NET ASSETS:
Beginning of period	145,024	9,542,068	156,205	4,258,393	1,135,727	135,659	108,074

End of period	$154,687	$9,914,291	$192,575	$5,081,550	$1,219,640	$158,735	$126,049

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	Invesco V.I. Global Core Equity Fund	Invesco V.I. Global Fund	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	Janus Henderson Balanced Portfolio	Janus Henderson Enterprise Portfolio	Janus Henderson Forty Portfolio

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$396	$(1,924)	$(1,123)	$(233)	$2,968	$(9,081)	$(14,986)
Net realized gain (loss) on investments	24,506	39,566	30,228	3,772	50,678	349,324	319,388
Change in net unrealized appreciation (depreciation) on investments	(7,313)	37,147	(1,061)	980	117,617	64,981	142,349

Net increase (decrease) in net assets resulting from operations	17,589	74,789	28,044	4,519	171,263	405,224	446,751

POLICY TRANSACTIONS:
Policy owners’ net payments	2,327	9,984	15,724	789	44,373	55,922	43,567
Policy maintenance charges	(170)	(871)	(444)	(58)	(1,657)	(3,182)	(3,439)
Policy owners’ benefits	(7,921)	(15,645)	(4,600)	(149)	(81,966)	(224,801)	(53,224)
Net transfers (to) from the Company and/or Subaccounts	(4,401)	(15,560)	(9,522)	(1,176)	(46,125)	63,228	(86,459)

Increase (decrease) in net assets resulting from Policy transactions	(10,165)	(22,092)	1,158	(594)	(85,375)	(108,833)	(99,555)

Total increase (decrease) in net assets	7,424	52,697	29,202	3,925	85,888	296,391	347,196

NET ASSETS:
Beginning of period	122,170	515,127	243,506	33,204	1,074,280	2,609,286	2,076,956

End of period	$129,594	$567,824	$272,708	$37,129	$1,160,168	$2,905,677	$2,424,152

Note: Totals may not appear to foot/crossfoot due to rounding.

(Continued)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	SUBACCOUNTS

	Janus Henderson Global Research Portfolio	Janus Henderson Overseas Portfolio	MFS® Utilities Series	PIMCO Global Bond Opportunities Portfolio (Unhedged)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(2,145)	$2,280	$3,748	$11,200
Net realized gain (loss) on investments	162,172	3,118	15,604	2,406
Change in net unrealized appreciation (depreciation) on investments	160,087	42,994	17,542	(25,390)

Net increase (decrease) in net assets resulting from operations	320,114	48,392	36,894	(11,784)

POLICY TRANSACTIONS:
Policy owners’ net payments	68,779	19,485	12,281	17,451
Policy maintenance charges	(2,384)	(857)	(735)	(751)
Policy owners’ benefits	(83,456)	(12,561)	(14,050)	(10,769)
Net transfers (to) from the Company and/or Subaccounts	(62,682)	(12,961)	(16,265)	(14,355)

Increase (decrease) in net assets resulting from Policy transactions	(79,743)	(6,894)	(18,769)	(8,424)

Total increase (decrease) in net assets	240,371	41,498	18,125	(20,208)

NET ASSETS:
Beginning of period	1,881,939	387,247	280,358	261,942

End of period	$2,122,310	$428,745	$298,483	$241,734

Note: Totals may not appear to foot/crossfoot due to rounding.

(Concluded)

See accompanying notes to the financial statements.

MONY VARIABLE ACCOUNT L OF

MONY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2022

1.	ORGANIZATION

The MONY Variable Account L (the “Separate Account”), a segregated unit investment trust registered under the Investment Company Act of 1940, as amended, was established by MONY Life Insurance Company, and exists in accordance with the regulations of the State of New York. MONY Life Insurance Company was acquired by AXA Financial, Inc., which made MONY Life Insurance Company a wholly owned subsidiary of AXA Financial, Inc. MONY Life Insurance Company was later acquired by Protective Life Insurance Company, which made MONY Life Insurance Company a wholly owned subsidiary of Protective Life Insurance Company. Protective Life Insurance Company (the “Company”) is a wholly owned subsidiary of Protective Life Corporation (“PLC”). PLC is a wholly owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies (the “Policies”) is not chargeable with liabilities arising out of any other business the Company may conduct.

The Separate Account is a funding vehicle for individual variable life insurance Policies; it consists of a number of subaccounts (the “Subaccounts”), also commonly referred to as investment divisions or funds, each of which is treated as an individual accounting entity for financial reporting purposes. The Separate Account’s value at any time is allocated among Policy holders based on the number and value of their accumulation units representing their interest in the separate account; all of the investible assets of the Separate Account are invested in the corresponding mutual fund.

Policy owners may allocate some or all of the applicable net payments or transfer some or all of the Policy value to the Company’s guaranteed account, which is not included in these financial statements. The assets of the Company support its insurance and annuity obligations and are subject to the Company’s general liabilities from business operations.

Policy owners’ net payments are allocated to the Subaccounts in accordance with Policy owner instructions and are recorded as Policy owners’ net payments in the Statements of Changes in Net Assets. Such amounts are used to provide account funds to pay Policy values under the Policies.

The following is a list of the variable life insurance products funded by the Separate Account:

MONY Custom Equity Master	MONY Survivorship VUL
MONY Custom Estate Master	MONY VUL I
MONY Equity Master	MONY VUL II
MONY Strategist

For the years or periods ended December 31, 2022 and 2021, the Separate Account was invested in up to forty-six Subaccounts, as follows:

1290 VT Equity Income	EQ/Moderate-Plus Allocation
1290 VT GAMCO Small Company Value	EQ/Money Market
1290 VT Socially Responsible	EQ/Morgan Stanley Small Cap Growth
BNY Mellon Stock Index Fund, Inc.	EQ/PIMCO Ultra Short Bond
EQ/AB Small Cap Growth	EQ/Quality Bond PLUS
EQ/Aggressive Allocation	EQ/Small Company Index
EQ/All Asset Growth Allocation	EQ/T.Rowe Price Growth Stock
EQ/Capital Group Research	EQ/Value Equity

EQ/Conservative Allocation	Fidelity® VIP Contrafund® Portfolio
EQ/Conservative-Plus Allocation	Franklin Income VIP Fund
EQ/Core Bond Index	Franklin Rising Dividends VIP Fund
EQ/Core Plus Bond	Invesco V.I. Diversified Dividend Fund
EQ/Global Equity Managed Volatility	Invesco V.I. Global Core Equity Fund
EQ/Intermediate Government Bond	Invesco V.I. Global Fund
EQ/Janus Enterprise	Invesco V.I. Health Care Fund
EQ/Large Cap Growth Managed Volatility	Invesco V.I. Technology Fund
EQ/Large Cap Value Index	Janus Henderson Balanced Portfolio
EQ/Large Cap Value Managed Volatility	Janus Henderson Enterprise Portfolio
EQ/Loomis Sayles Growth	Janus Henderson Forty Portfolio
EQ/MFS International Growth	Janus Henderson Global Research Portfolio
EQ/Mid Cap Index	Janus Henderson Overseas Portfolio
EQ/Mid Cap Value Managed Volatility	MFS® Utilities Series
EQ/Moderate Allocation	PIMCO Global Bond Opportunities Portfolio (Unhedged)

Certain subaccounts that had no investments balances as of December 31, 2022 or that did not have activity during the year ended December 31, 2022 are not presented on the Statements of Assets and Liabilities as of December 31, 2022 or Statements of Operations for the year ended December 31, 2022, respectively

The Separate Account is an investment company and, therefore, applies specialized accounting guidance in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies”.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Separate Account.

Investment valuation

Investments are made and measured in shares and are presented net of management fees and other operating expenses incurred by the Subaccounts. The investments are valued at the net asset values of the mutual funds, which value their investment securities at fair value. Transactions with the mutual funds are recognized on the trade date.

The Separate Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Separate Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the Subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective Subaccounts.

Receivables and payables from (to) the policies and the fund manager

Receivables and payables from (to) the policies and the fund manager include trading activity initiated at the policy level from the last business day of the year that has not yet been settled with the fund manager.

Receivables and payables from (to) the Company

Receivables and payables from (to) the Company include accruals for pending claims payouts and accruals for the variance between investments and reserves applicable to the Subaccount.

Dividend income and capital gain distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the mutual funds. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recorded in the financial statements of the Subaccounts.

Net realized gains and losses

Net realized gains and losses on investments include gains and losses on redemptions of the Subaccounts’ shares (determined for each product using the weighted average method) and capital gain distributions from the mutual funds.

Net transfers (to) from the Company and Subaccounts

Net transfers (to) from the Company and Subaccounts include transfers between the Subaccounts of the Separate Account as well as transfers between the Separate Account and the Company.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of the

Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2022. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the policies.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from the estimates reported in the accompanying financial statements.

Risks and uncertainties

The Separate Account provides for various investment options in any combination of Subaccounts, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying Subaccounts identified in Note 1.

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2022 were as follows:

Subaccount	Purchases	Sales
1290 VT Equity Income	$195,950	$114,749
1290 VT GAMCO Small Company Value	758,999	874,882
1290 VT Socially Responsible	15,904	40,152
BNY Mellon Stock Index Fund, Inc.	305,146	225,808
EQ/AB Small Cap Growth	8,545	22,708
EQ/Aggressive Allocation	36,409	7,627
EQ/All Asset Growth Allocation	483,397	410,463
EQ/Capital Group Research	445,438	168,600
EQ/Conservative Allocation	15,283	54,362
EQ/Conservative-Plus Allocation	505	289
EQ/Core Bond Index	102,398	97,795
EQ/Core Plus Bond	30,090	11,022
EQ/Global Equity Managed Volatility	4,293	4,039
EQ/Intermediate Government Bond	31,390	44,043
EQ/Janus Enterprise	88,323	62,942
EQ/Large Cap Growth Managed Volatility	205,466	132,561
EQ/Large Cap Value Index	155,803	105,422
EQ/Large Cap Value Managed Volatility	57,441	21,510
EQ/Loomis Sayles Growth	785,413	395,056
EQ/MFS International Growth	118,193	125,263
EQ/Mid Cap Index	64,772	38,663
EQ/Mid Cap Value Managed Volatility	96,200	99,353
EQ/Moderate Allocation	22,219	49,359
EQ/Moderate-Plus Allocation	38,990	36,066
EQ/Money Market	497,852	488,555

Subaccount	Purchases	Sales
EQ/Morgan Stanley Small Cap Growth	34,517	59,189
EQ/PIMCO Ultra Short Bond	19,956	21,431
EQ/Quality Bond PLUS	30,180	28,484
EQ/Small Company Index	7,700	4,601
EQ/T.Rowe Price Growth Stock	305,256	674,681
EQ/Value Equity	6,939	5,141
Fidelity® VIP Contrafund® Portfolio	249,089	302,524
Franklin Income VIP Fund	92,385	40,565
Franklin Rising Dividends VIP Fund	20,885	6,913
Invesco V.I. Diversified Dividend Fund	18,908	11,936
Invesco V.I. Global Core Equity Fund	9,129	4,520
Invesco V.I. Global Fund	84,607	13,443
Invesco V.I. Health Care Fund	45,805	13,935
Invesco V.I. Technology Fund	10,353	525
Janus Henderson Balanced Portfolio	75,533	77,014
Janus Henderson Enterprise Portfolio	441,542	115,864
Janus Henderson Forty Portfolio	297,455	124,966
Janus Henderson Global Research Portfolio	254,860	141,928
Janus Henderson Overseas Portfolio	18,630	14,239
MFS® Utilities Series	24,212	12,402
PIMCO Global Bond Opportunities Portfolio (Unhedged)	18,119	8,871

4.	CHANGES IN UNITS OUTSTANDING

The change in units outstanding for years or periods ended December 31, 2022 and 2021 were as follows:

(in thousands)	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

1290 VT Equity Income	2,745	3,336	(591)	2,264	4,686	(2,422)
1290 VT GAMCO Small Company Value	2,757	7,822	(5,065)	1,414	10,876	(9,462)
1290 VT Socially Responsible	546	1,535	(989)	1,242	4,369	(3,127)
BNY Mellon Stock Index Fund, Inc.	737	5,871	(5,134)	995	7,390	(6,395)
EQ/AB Small Cap Growth	37	565	(528)	55	1,259	(1,204)
EQ/Aggressive Allocation	321	333	(12)	528	547	(19)
EQ/All Asset Growth Allocation	5,104	14,290	(9,186)	5,366	18,953	(13,587)
EQ/Capital Group Research	3,484	5,532	(2,048)	2,579	11,583	(9,004)
EQ/Conservative Allocation	987	4,177	(3,190)	1,139	2,085	(946)
EQ/Conservative-Plus Allocation	32	20	12	5	20	(15)
EQ/Core Bond Index	5,550	6,630	(1,080)	7,672	13,871	(6,199)
EQ/Core Plus Bond	1,645	662	983	489	1,468	(979)
EQ/Global Equity Managed Volatility	39	74	(35)	65	78	(13)
EQ/Intermediate Government Bond	1,784	2,882	(1,098)	3,137	4,598	(1,461)
EQ/Janus Enterprise	390	1,515	(1,125)	370	2,472	(2,102)
EQ/Large Cap Growth Managed Volatility	724	3,112	(2,388)	530	4,880	(4,350)
EQ/Large Cap Value Index	2,515	2,801	(286)	10,777	3,613	7,164
EQ/Large Cap Value Managed Volatility	1,765	769	996	211	584	(373)
EQ/Loomis Sayles Growth	2,841	9,640	(6,799)	2,481	12,792	(10,311)
EQ/MFS International Growth	1,606	4,335	(2,729)	2,642	7,020	(4,378)

(in thousands)	2022			2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

EQ/Mid Cap Index	388	861	(473)	395	922	(527)
EQ/Mid Cap Value Managed Volatility	999	2,679	(1,680)	1,109	7,208	(6,099)
EQ/Moderate Allocation	476	3,228	(2,752)	870	3,096	(2,226)
EQ/Moderate-Plus Allocation	292	1,975	(1,683)	342	3,623	(3,281)
EQ/Money Market	45,014	44,915	99	95,510	110,591	(15,081)
EQ/Morgan Stanley Small Cap Growth	2,125	4,195	(2,070)	1,355	16,233	(14,878)
EQ/PIMCO Ultra Short Bond	1,301	1,590	(289)	1,213	3,866	(2,653)
EQ/Quality Bond PLUS	1,248	1,353	(105)	1,695	2,177	(482)
EQ/Small Company Index	49	97	(48)	74	299	(225)
EQ/T.Rowe Price Growth Stock	3,022	14,720	(11,698)	1,837	16,072	(14,235)
EQ/Value Equity	52	141	(89)	46	115	(109)
Fidelity® VIP Contrafund® Portfolio	945	5,847	(4,902)	1,014	6,257	(5,243)
Franklin Income VIP Fund	565	1,550	(985)	1,211	5,753	(4,542)
Franklin Rising Dividends VIP Fund	41	133	(92)	66	295	(229)
Invesco V.I. Diversified Dividend Fund	153	661	(508)	190	281	(91)
Invesco V.I. Global Core Equity Fund	84	179	(95)	71	511	(440)
Invesco V.I. Global Fund	217	293	(76)	102	506	(404)
Invesco V.I. Health Care Fund	343	314	29	254	232	22
Invesco V.I. Technology Fund	5	10	(5)	-	12	(12)
Janus Henderson Balanced Portfolio	840	1,817	(977)	658	2,676	(2,018)
Janus Henderson Enterprise Portfolio	1,151	3,200	(2,049)	3,304	7,265	(3,961)
Janus Henderson Forty Portfolio	344	2,595	(2,251)	371	2,108	(1,737)
Janus Henderson Global Research Portfolio	2,468	7,754	(5,286)	2,901	7,020	(4,119)
Janus Henderson Overseas Portfolio	375	400	(25)	470	688	(218)
MFS® Utilities Series	98	179	(81)	123	415	(292)
PIMCO Global Bond Opportunities Portfolio (Unhedged)	636	425	211	541	911	(370)

5.	EXPENSES AND RELATED PARTY TRANSACTIONS

The fees and charges below are the current expenses deducted by Subaccount from either the net unit value or from the Policy as a redemption of units. Fees and charges may vary based on factors such as product purchased, face amount, gender, age at issue of the insured, age at issue of the joint insured, insurance rate classification and smoking status, death benefit option selected, insured’s age at time of face increase, and/or age of the Policy. The fees and charges are recorded, as applicable, to the respective Subaccount in the Separate Account. Redemption of units deductions are made to the individual Policies in accordance with the terms which govern each life insurance policy, as set forth in the Policy.

Expense Type	Range
Monthly Administrative Charge
This charge is assessed to reimburse the Company for expenses incurred in the administration of the Policy and the Separate Account. The charge is deducted monthly, assessed through a redemption of units, and recorded as Policy maintenance charges within the Statements of Changes in Net Assets.	Up to $31.50
Mortality and Expense Risk Fee
This fee is assessed to reimburse the Company for assuming mortality and expense risks. The fee is deducted daily, assessed through a reduction of net unit values, and recorded as Mortality and expense risk in the Statements of Operations.	A daily charge amounting to a per annum aggregate of 0.35% - 0.75% of the unit value of each Subaccount

Loan Interest Rate Spread
The loan interest rate spread is the difference between the amount of interest charged on outstanding loan balances and the amount of interest credited to amounts held in the guaranteed account that secure the loans. The deduction is withdrawn annually, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	Up to 0.6 % of the loan balance

Partial Surrender Charge
This charge is assessed to reimburse the Company for the costs incurred when processing partial surrenders. The charge is deducted at surrender, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	$10 - $25 per partial surrender

Full Surrender Charge
This charge is assessed to reimburse the Company for the costs incurred when processing full surrenders. The charge is deducted at surrender, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	Percentage varies based on a factor per $1,000 of the initial specified amount (or increases in the specified amount)

Transfer Charge

Currently there is no charge assessed for transfers; however, the Company has reserved the right to charge for transfers as reimbursement for costs incurred when transferring funds. The charge is deducted upon transfer, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.

Up to $25 per transfer
Cost of Insurance Charge (COI)
This charge is assessed to reimburse the Company for the cost of providing the death benefit. The charge is assessed on the Policy’s monthly anniversary, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	$0.01 - $83.33 per $1,000 of amount at risk per month

Monthly Expense Charge
This charge is assessed to reimburse the Company for costs incurred. The charge is deducted during the first 4 years following the Policy’s issue date and for 4 years following an increase in the specified value, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	Varies based on factors such as age, gender or smoking status

Illustration Projection Report
This charge is assessed to reimburse the Company for costs incurred from producing the requested illustration report which shows projected future benefits and Policy values. The charge can be deducted upon each request, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	Up to $25 per report

Monthly Administrative Charge per $1,000 Specified Amount
This charge is assessed during the first several years after the initial purchase, depending on the provisions of the policy, to reimburse the Company for administrative costs. The charge is deducted monthly, assessed through a redemption of units, and recorded net with Policy owners’ benefits within the Statements of Changes in Net Assets.	$0.06 - $0.26 per $1,000 of specified amount

The Company offers a loan privilege to certain Policy owners. Such Policy owners may obtain loans using the Policy’s value as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended.

6.	FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the Policy owner’s account. These expenses, primarily mortality, expense and administrative charges, are variable in nature and are assessed as a direct reduction in units versus as a reduction in unit value. As such charges are assessed as a reduction in units, there would not be a range of unit values or total return ratios.

A summary of units, unit fair values, net assets, investment income ratios, and total return ratios for each applicable subaccount for each of the five years or periods ended December 31, 2022, were as follows:

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

1290 VT Equity Income
2022	42,101	$37.78	$33.44	$1,507	1.79%	0.35%	0.75%	2.73%	2.32%
2021	42,693	27.99	32.69	1,491	1.54%	0.35%	0.75%	25.44%	25.95%
2020	45,114	22.28	31.42	1,253	1.70%	0.35%	0.75%	(5.25)%	(4.87)%
2019	48,739	23.48	33.03	1,424	2.16%	0.35%	0.75%	23.29%	23.78%
2018	50,515	19.01	26.68	1,193	2.07%	0.35%	0.75%	(12.35)%	(12.00)%
1290 VT GAMCO Small Company Value
2022	96,652	62.16	135.12	8,974	0.50%	0.35%	0.75%	(10.98)%	(11.34)%
2021	101,718	69.83	152.40	10,760	0.64%	0.35%	0.75%	24.20%	24.70%
2020	111,180	56.00	122.70	9,524	0.64%	0.35%	0.75%	8.69%	9.13%
2019	117,633	51.31	112.89	9,254	0.61%	0.35%	0.75%	22.43%	22.92%
2018	125,499	41.75	92.21	7,998	0.58%	0.35%	0.75%	(16.22)%	(15.88)%
1290 VT Socially Responsible
2022	11,522	22.19	26.00	259	0.57%	0.35%	0.75%	(22.36)%	(22.67)%
2021	12,511	28.58	41.40	365	0.42%	0.35%	0.75%	29.34%	29.86%
2020	15,639	21.78	31.98	350	0.70%	0.35%	0.75%	19.06%	19.54%
2019	17,188	18.27	26.83	324	0.85%	0.35%	0.75%	29.29%	29.81%
2018	20,890	14.12	20.73	304	0.98%	0.35%	0.75%	(5.09)%	(4.71)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

BNY Mellon Stock Index Fund, Inc.
2022	73,873	$36.62	$32.73	$2,528	1.27%	0.35%	0.75%	(18.60)%	(18.93)%
2021	79,009	44.99	40.38	3,336	1.13%	0.35%	0.75%	27.45%	27.96%
2020	85,404	31.68	35.16	2,830	1.46%	0.35%	0.75%	17.13%	17.60%
2019	140,859	27.05	29.90	3,989	1.74%	0.35%	0.75%	30.20%	30.73%
2018	142,853	20.77	22.87	3,103	1.74%	0.35%	0.75%	(5.35)%	(4.97)%
EQ/AB Small Cap Growth
2022	4,855	35.08	35.08	170	0.11%	0.65%	0.65%	(28.92)%	(28.92)%
2021	5,384	49.36	49.36	266	0.00%	0.65%	0.65%	12.19%	12.19%
2020	6,588	44.00	44.00	290	0.07%	0.65%	0.65%	35.18%	35.18%
2019	7,364	32.55	32.55	240	0.16%	0.65%	0.65%	26.97%	26.97%
2018	7,843	25.63	25.63	201	0.13%	0.65%	0.65%	(8.48)%	(8.48)%
EQ/Aggressive Allocation
2022	11,912	18.66	17.54	210	0.84%	0.35%	0.75%	(18.64)%	(18.97)%
2021	11,925	22.94	21.64	259	4.27%	0.35%	0.75%	16.31%	16.77%
2020	11,944	18.61	19.65	223	2.62%	0.35%	0.75%	14.54%	14.99%
2019	11,938	16.25	17.08	195	1.61%	0.35%	0.75%	23.56%	24.05%
2018	12,281	13.15	13.77	162	1.62%	0.35%	0.75%	(9.40)%	(9.04)%
EQ/All Asset Growth Allocation
2022	155,064	18.85	26.46	3,876	1.22%	0.35%	0.75%	(14.77)%	(15.11)%
2021	164,253	22.11	31.17	4,851	3.91%	0.35%	0.75%	10.10%	10.54%
2020	177,840	19.54	28.31	4,768	1.44%	0.35%	0.75%	11.45%	11.89%
2019	193,308	17.51	25.41	4,617	1.74%	0.35%	0.75%	18.21%	18.68%
2018	199,368	14.80	21.49	4,046	1.74%	0.35%	0.75%	(8.25)%	(7.88)%
EQ/Capital Group Research
2022	94,580	35.51	41.02	2,930	0.16%	0.35%	0.75%	(19.25)%	(19.57)%
2021	93,631	43.97	51.01	3,472	0.00%	0.35%	0.75%	22.14%	22.63%
2020	105,635	12.96	48.97	3,243	0.16%	0.35%	0.75%	N/A	N/A
2019	26,756	29.19	39.86	836	0.59%	0.35%	0.75%	31.89%	32.42%
2018	28,393	22.04	30.10	673	0.59%	0.35%	0.75%	(5.55)%	(5.17)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

EQ/Conservative Allocation
2022	1,969	$13.18	$12.38	$25	0.76%	0.35%	0.75%	(12.90)%	(13.25)%
2021	5,160	15.13	14.27	75	1.32%	0.35%	0.75%	1.94%	2.35%
2020	6,107	14.00	14.78	87	1.76%	0.35%	0.75%	6.51%	6.94%
2019	6,552	13.14	13.82	87	1.65%	0.35%	0.75%	8.42%	8.86%
2018	7,070	12.12	12.70	87	1.53%	0.35%	0.75%	(2.30)%	(1.91)%
EQ/Conservative-Plus Allocation
2022	36	13.86	13.86	0	1.61%	0.75%	0.75%	(15.19)%	(15.19)%
2021	24	16.34	16.34	-	1.70%	0.75%	0.75%	5.94%	5.94%
2020	40	15.43	15.43	1	2.24%	0.75%	0.75%	9.17%	9.17%
2019	34	14.13	14.13	-	1.38%	0.75%	0.75%	12.63%	12.63%
2018	52	12.54	12.54	1	0.62%	0.65%	0.75%	(4.37)%	(4.37)%
EQ/Core Bond Index
2022	94,955	12.84	11.08	1,307	1.59%	0.35%	0.75%	(9.06)%	(9.42)%
2021	96,035	14.12	12.23	1,457	1.37%	0.35%	0.75%	(2.83)%	(2.44)%
2020	102,234	12.58	17.55	1,599	1.39%	0.35%	0.75%	5.27%	5.70%
2019	119,993	11.95	16.60	1,785	1.94%	0.35%	0.75%	5.47%	5.89%
2018	119,596	11.33	15.68	1,678	1.84%	0.35%	0.75%	(0.51)%	(0.11)%
EQ/Core Plus Bond
2022	12,971	13.39	15.20	191	2.46%	0.35%	0.65%	(13.24)%	(13.50)%
2021	11,988	15.43	17.57	204	1.28%	0.35%	0.65%	(2.32)%	(2.03)%
2020	12,967	15.75	18.46	225	2.05%	0.35%	0.65%	14.12%	14.46%
2019	14,053	13.76	16.13	213	2.09%	0.35%	0.65%	6.22%	6.54%
2018	14,605	12.92	15.14	208	2.17%	0.35%	0.65%	(1.15)%	(0.85)%
EQ/Global Equity Managed Volatility
2022	1,591	48.57	48.57	77	0.32%	0.65%	0.65%	(21.46)%	(21.46)%
2021	1,626	61.84	61.84	101	0.92%	0.65%	0.65%	15.14%	15.14%
2020	1,639	53.71	53.71	88	0.55%	0.65%	0.65%	13.54%	13.54%
2019	1,959	47.30	47.30	93	1.41%	0.65%	0.65%	24.46%	24.46%
2018	1,901	38.01	38.01	72	1.04%	0.65%	0.65%	(12.73)%	(12.73)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

EQ/Intermediate Government Bond
2022	41,716	$12.54	$16.01	$567	0.92%	0.35%	0.75%	(7.97)%	(8.33)%
2021	42,814	13.63	17.46	635	0.70%	0.35%	0.75%	(2.86)%	(2.47)%
2020	44,275	13.97	17.98	677	0.96%	0.35%	0.75%	3.52%	3.94%
2019	47,085	13.44	17.37	693	1.57%	0.35%	0.75%	3.39%	3.80%
2018	47,725	12.95	16.80	680	1.26%	0.35%	0.75%	0.07%	0.48%
EQ/Janus Enterprise
2022	27,802	38.30	47.02	1,062	0.00%	0.35%	0.65%	(16.86)%	(17.11)%
2021	28,927	46.06	56.72	1,331	0.09%	0.35%	0.65%	16.08%	16.43%
2020	31,029	31.46	66.62	1,216	0.00%	0.35%	0.65%	18.05%	18.40%
2019	33,610	26.65	56.27	1,104	0.02%	0.35%	0.65%	35.58%	35.98%
2018	35,665	19.66	41.38	863	0.00%	0.35%	0.65%	(2.43)%	(2.13)%
EQ/Large Cap Growth Managed Volatility
2022	37,243	35.98	33.57	1,278	0.06%	0.35%	0.75%	(30.82)%	(31.10)%
2021	39,633	52.01	48.73	1,973	0.00%	0.35%	0.75%	23.45%	23.94%
2020	43,983	39.47	41.97	1,770	0.08%	0.35%	0.75%	31.03%	31.55%
2019	52,954	30.13	31.90	1,623	0.46%	0.35%	0.75%	32.72%	33.25%
2018	51,757	22.70	23.94	1,194	0.52%	0.35%	0.75%	(3.70)%	(3.32)%
EQ/Large Cap Value Index
2022	58,177	34.85	33.74	1,989	1.42%	0.35%	0.65%	(8.54)%	(8.82)%
2021	58,465	38.11	37.00	2,195	1.39%	0.35%	0.65%	23.47%	23.85%
2020	51,301	29.20	32.54	1,568	1.64%	0.35%	0.65%	1.55%	1.85%
2019	56,688	28.75	31.95	1,700	2.31%	0.35%	0.65%	24.81%	25.19%
2018	56,940	23.04	25.52	1,367	2.12%	0.35%	0.65%	(9.48)%	(9.21)%
EQ/Large Cap Value Managed Volatility
2022	8,798	31.25	24.77	245	1.33%	0.35%	0.65%	(11.89)%	(12.16)%
2021	7,802	35.47	28.30	251	0.98%	0.35%	0.65%	24.02%	24.39%
2020	8,175	22.74	28.52	211	1.44%	0.35%	0.65%	5.00%	5.31%
2019	8,436	21.66	27.08	206	1.97%	0.35%	0.65%	24.63%	25.00%
2018	9,080	17.38	21.66	177	2.41%	0.35%	0.65%	(10.51)%	(10.24)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

EQ/Loomis Sayles Growth
2022	154,792	$33.63	$31.14	$5,451	0.00%	0.35%	0.75%	(28.23)%	(28.51)%
2021	161,597	46.85	43.56	7,944	0.00%	0.35%	0.75%	15.31%	15.77%
2020	171,908	37.78	57.02	7,307	0.00%	0.35%	0.75%	29.94%	30.46%
2019	191,976	29.07	45.58	6,268	0.03%	0.35%	0.75%	30.36%	30.88%
2018	205,131	22.30	34.83	5,139	0.10%	0.35%	0.75%	(3.71)%	(3.32)%
EQ/MFS International Growth
2022	68,051	18.68	28.14	1,607	0.79%	0.35%	0.75%	(15.48)%	(15.82)%
2021	70,780	22.10	33.43	1,999	0.23%	0.35%	0.75%	8.61%	9.04%
2020	75,159	20.27	30.78	1,949	0.38%	0.35%	0.75%	14.48%	14.94%
2019	102,177	17.63	26.88	2,200	1.34%	0.35%	0.75%	26.29%	26.80%
2018	92,616	13.91	21.29	1,615	0.91%	0.35%	0.75%	(10.05)%	(9.69)%
EQ/Mid Cap Index
2022	15,937	41.60	40.95	657	0.91%	0.35%	0.65%	(13.90)%	(14.16)%
2021	16,410	48.32	47.71	788	0.65%	0.35%	0.65%	23.08%	23.45%
2020	16,937	38.76	39.80	660	0.91%	0.35%	0.65%	12.12%	12.46%
2019	19,068	34.57	35.39	662	1.15%	0.35%	0.65%	24.57%	24.94%
2018	19,275	27.75	28.32	537	1.16%	0.35%	0.65%	(12.27)%	(12.00)%
EQ/Mid Cap Value Managed Volatility
2022	54,633	33.57	32.25	1,784	0.90%	0.35%	0.65%	(14.86)%	(15.12)%
2021	56,314	39.43	37.99	2,167	0.57%	0.35%	0.65%	26.58%	26.96%
2020	62,414	30.01	31.05	1,894	0.94%	0.35%	0.65%	4.29%	4.60%
2019	71,586	28.78	29.69	2,081	1.45%	0.35%	0.65%	25.77%	26.14%
2018	72,575	22.88	23.54	1,676	1.27%	0.35%	0.65%	(13.86)%	(13.60)%
EQ/Moderate Allocation
2022	9,322	15.23	14.31	137	1.06%	0.35%	0.75%	(15.76)%	(16.10)%
2021	12,074	18.08	17.06	211	2.47%	0.35%	0.75%	7.61%	8.04%
2020	14,300	15.85	16.73	231	2.13%	0.35%	0.75%	10.43%	10.87%
2019	14,733	14.35	15.09	215	1.66%	0.35%	0.75%	14.67%	15.13%
2018	15,184	12.52	13.11	193	1.59%	0.35%	0.75%	(5.48)%	(5.10)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

EQ/Moderate-Plus Allocation
2022	16,624	$17.14	$16.11	$276	0.97%	0.35%	0.75%	(17.35)%	(17.68)%
2021	18,307	20.74	19.57	369	3.32%	0.35%	0.75%	11.83%	12.28%
2020	21,587	17.50	18.47	388	2.33%	0.35%	0.75%	13.25%	13.70%
2019	23,027	15.45	16.25	365	1.59%	0.35%	0.75%	19.10%	19.57%
2018	24,526	12.97	13.59	326	1.64%	0.35%	0.75%	(7.54)%	(7.16)%
EQ/Money Market
2022	206,091	11.26	10.51	2,224	1.07%	0.35%	0.75%	0.74%	0.34%
2021	205,992	11.18	10.47	2,218	0.00%	0.35%	0.75%	(0.56)%	(0.16)%
2020	221,073	10.53	11.20	2,388	0.20%	0.35%	0.75%	(0.55)%	(0.15)%
2019	240,375	10.59	11.22	2,603	1.47%	0.35%	0.75%	0.76%	1.16%
2018	235,919	10.51	11.09	2,533	1.17%	0.35%	0.75%	0.51%	0.92%
EQ/Morgan Stanley Small Cap Growth
2022	83,502	10.70	26.98	917	0.01%	0.35%	0.75%	(44.32)%	(44.54)%
2021	85,578	19.22	48.65	1,695	0.00%	0.35%	0.75%	1.91%	2.31%
2020	100,456	18.75	47.74	1,955	0.00%	0.35%	0.75%	74.75%	75.14%
2019	-	-	-	-	-	-	-	-	-
2018	-	-	-	-	-	-	-	-	-
EQ/PIMCO Ultra Short Bond
2022	18,881	12.77	13.20	245	1.36%	0.35%	0.65%	(0.95)%	(1.25)%
2021	19,170	12.90	13.37	252	0.39%	0.35%	0.65%	(1.10)%	(0.80)%
2020	21,823	13.00	13.52	290	0.76%	0.35%	0.65%	0.46%	0.76%
2019	21,959	12.90	13.46	290	2.11%	0.35%	0.65%	1.89%	2.19%
2018	26,453	12.63	13.21	342	1.92%	0.35%	0.65%	0.30%	0.60%
EQ/Quality Bond PLUS
2022	26,202	17.20	19.19	466	0.66%	0.35%	0.75%	(10.52)%	(10.88)%
2021	26,306	19.22	21.54	526	0.76%	0.35%	0.75%	(2.85)%	(2.46)%
2020	26,788	19.16	22.17	550	1.27%	0.35%	0.75%	5.18%	5.60%
2019	32,359	18.20	21.07	626	1.66%	0.35%	0.75%	4.84%	5.26%
2018	30,149	17.34	20.10	558	1.68%	0.35%	0.75%	(0.63)%	(0.23)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

EQ/Small Company Index
2022	2,943	$41.34	$41.34	$121	0.86%	0.35%	0.35%	(20.09)%	(20.09)%
2021	2,990	51.73	51.73	155	0.66%	0.35%	0.35%	14.66%	14.66%
2020	3,214	45.12	45.12	145	0.90%	0.35%	0.35%	19.31%	19.31%
2019	3,191	37.81	37.81	121	1.15%	0.35%	0.35%	24.78%	24.78%
2018	3,232	30.31	30.31	98	1.04%	0.35%	0.35%	(11.62)%	(11.62)%
EQ/T.Rowe Price Growth Stock
2022	155,245	30.44	41.22	5,616	0.00%	0.35%	0.75%	(38.85)%	(39.10)%
2021	166,954	49.78	67.68	9,914	0.00%	0.35%	0.75%	12.98%	13.43%
2020	181,190	35.07	59.90	9,542	0.00%	0.35%	0.75%	35.53%	36.08%
2019	196,815	25.85	44.20	7,545	0.00%	0.35%	0.75%	30.12%	30.64%
2018	206,920	19.85	33.97	6,061	0.00%	0.35%	0.75%	(2.36)%	(1.96)%
EQ/Value Equity
2022	5,062	31.63	31.63	160	1.01%	0.35%	0.35%	(15.40)%	(15.40)%
2021	5,151	37.38	37.38	193	0.71%	0.35%	0.35%	24.93%	24.93%
2020	5,220	29.92	29.92	156	1.67%	0.35%	0.35%	2.46%	2.46%
2019	5,457	29.20	29.20	159	1.90%	0.35%	0.35%	23.00%	23.00%
2018	6,060	23.74	23.74	144	1.68%	0.35%	0.35%	(8.34)%	(8.34)%
Fidelity® VIP Contrafund® Portfolio
2022	78,016	47.17	43.43	3,492	0.37%	0.35%	0.75%	(26.64)%	(26.93)%
2021	82,921	64.30	59.44	5,082	0.05%	0.35%	0.75%	26.76%	27.26%
2020	88,164	46.89	50.52	4,258	0.14%	0.35%	0.75%	29.46%	29.97%
2019	96,963	36.22	38.87	3,618	0.37%	0.35%	0.75%	30.47%	30.99%
2018	100,363	27.76	29.67	2,869	0.64%	0.35%	0.75%	(7.19)%	(6.82)%
Franklin Income VIP Fund
2022	48,640	30.53	19.20	1,124	4.80%	0.35%	0.65%	(5.80)%	(6.09)%
2021	49,627	32.41	20.44	1,220	4.76%	0.35%	0.65%	16.00%	16.35%
2020	54,168	17.62	27.85	1,136	5.39%	0.35%	0.65%	0.04%	0.34%
2019	57,161	17.62	27.76	1,190	5.70%	0.35%	0.65%	15.31%	15.65%
2018	62,976	15.28	24.00	1,154	4.81%	0.35%	0.65%	(4.93)%	(4.64)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

Franklin Rising Dividends VIP Fund
2022	2,775	$49.34	$49.34	$137	0.75%	0.35%	0.35%	(10.88)%	(10.88)%
2021	2,867	55.36	55.36	159	0.83%	0.35%	0.35%	26.35%	26.35%
2020	3,096	43.82	43.82	136	1.13%	0.35%	0.35%	15.57%	15.57%
2019	2,752	37.92	37.92	104	1.32%	0.35%	0.35%	28.78%	28.78%
2018	3,014	29.44	29.44	89	1.24%	0.35%	0.35%	(5.41)%	(5.41)%
Invesco V.I. Diversified Dividend Fund
2022	6,560	17.42	17.42	114	1.80%	0.65%	0.65%	(2.32)%	(2.32)%
2021	7,067	17.84	17.84	126	2.21%	0.65%	0.65%	18.12%	18.12%
2020	7,157	15.10	15.10	108	2.82%	0.65%	0.65%	(0.51)%	(0.51)%
2019	7,242	15.18	15.18	110	2.90%	0.65%	0.65%	24.28%	24.28%
2018	7,754	12.21	12.21	95	2.47%	0.65%	0.65%	(8.18)%	(8.18)%
Invesco V.I. Global Core Equity Fund
2022	5,007	19.71	19.71	99	0.33%	0.65%	0.65%	(22.38)%	(22.38)%
2021	5,103	25.40	25.40	130	0.97%	0.65%	0.65%	15.22%	15.22%
2020	5,542	22.04	22.04	122	1.22%	0.65%	0.65%	12.49%	12.49%
2019	5,751	19.59	19.59	113	1.44%	0.65%	0.65%	24.39%	24.39%
2018	5,946	15.75	15.75	94	1.14%	0.65%	0.65%	(15.87)%	(15.87)%
Invesco V.I. Global Fund
2022	9,723	39.30	39.30	381	0.00%	0.35%	0.35%	(32.17)%	(32.17)%
2021	9,799	57.95	57.95	568	0.00%	0.35%	0.35%	14.77%	14.77%
2020	10,202	50.49	50.49	515	0.41%	0.35%	0.35%	26.89%	26.89%
2019	10,470	39.79	39.79	417	0.64%	0.35%	0.35%	30.99%	30.99%
2018	10,897	30.38	30.38	331	0.80%	0.35%	0.35%	(13.70)%	(13.70)%
Invesco V.I. Health Care Fund
2022	5,930	39.80	39.80	236	0.00%	0.65%	0.65%	(13.88)%	(13.88)%
2021	5,901	46.21	46.21	273	0.21%	0.65%	0.65%	11.57%	11.57%
2020	5,879	41.42	41.42	244	0.29%	0.65%	0.65%	13.72%	13.72%
2019	8,797	36.42	39.85	323	0.05%	0.35%	0.65%	31.65%	32.04%
2018	7,792	27.67	30.18	217	0.00%	0.35%	0.65%	0.25%	0.55%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

Invesco V.I. Technology Fund
2022	742	$29.64	$29.64	$22	0.00%	0.65%	0.65%	(40.34)%	(40.34)%
2021	747	49.68	49.68	37	0.00%	0.65%	0.65%	13.67%	13.67%
2020	760	43.70	43.70	33	0.00%	0.65%	0.65%	45.17%	45.17%
2019	824	30.10	30.10	25	0.00%	0.65%	0.65%	35.00%	35.00%
2018	1,003	22.30	22.30	22	0.00%	0.65%	0.65%	(1.10)%	(1.10)%
Janus Henderson Balanced Portfolio
2022	24,667	40.50	38.11	926	1.33%	0.35%	0.75%	(16.69)%	(17.02)%
2021	25,644	48.62	45.93	1,160	0.90%	0.35%	0.75%	16.32%	16.79%
2020	27,662	38.57	41.63	1,074	1.76%	0.35%	0.75%	13.46%	13.91%
2019	29,965	33.96	36.55	1,024	1.95%	0.35%	0.75%	21.67%	22.16%
2018	31,601	27.89	29.92	886	2.23%	0.35%	0.75%	(0.08)%	0.33%
Janus Henderson Enterprise Portfolio
2022	75,499	26.09	52.35	2,360	0.35%	0.35%	0.75%	(16.23)%	(16.57)%
2021	77,549	31.14	62.75	2,906	0.31%	0.35%	0.75%	15.96%	16.42%
2020	81,510	26.75	54.11	2,609	0.06%	0.35%	0.75%	18.58%	19.06%
2019	88,235	22.47	45.63	2,371	0.21%	0.35%	0.75%	34.47%	35.01%
2018	95,452	16.64	33.93	1,903	0.26%	0.35%	0.75%	(1.16)%	(0.76)%
Janus Henderson Forty Portfolio
2022	35,055	37.44	38.49	1,507	0.14%	0.35%	0.75%	(33.78)%	(34.05)%
2021	37,308	56.55	93.87	2,424	0.00%	0.35%	0.65%	21.81%	22.47%
2020	39,045	46.17	49.17	2,077	0.24%	0.35%	0.65%	38.13%	38.91%
2019	43,228	33.24	57.99	1,653	0.13%	0.35%	0.65%	35.97%	36.68%
2018	47,628	24.32	42.52	1,334	0.00%	0.35%	0.75%	1.06%	1.62%
Janus Henderson Global Research Portfolio
2022	99,155	18.12	15.40	1,612	1.53%	0.35%	0.75%	(19.69)%	(20.01)%
2021	104,444	22.56	19.25	2,122	0.53%	0.35%	0.75%	17.21%	17.68%
2020	108,562	16.43	19.17	1,882	0.65%	0.35%	0.75%	19.16%	19.64%
2019	123,802	13.78	16.03	1,800	1.02%	0.35%	0.75%	28.08%	28.59%
2018	126,199	10.76	12.46	1,431	1.19%	0.35%	0.75%	(7.57)%	(7.19)%

	As of December 31				For the period ended December 31
Subaccount	Units (000’s)	Unit Fair Value Corresponding to the Lowest and Highest Expense Ratios		Net Assets (000’s)	Investment Income Ratio (a)	Expense Ratio (b)		Total Return (c) Corresponding to the Lowest and Highest Expense Ratios
		Low (d)	High (d)			Low (d)	High (d)	Low (d)	High (d)

Janus Henderson Overseas Portfolio
2022	11,380	$34.46	$32.79	$388	1.60%	0.35%	0.65%	(9.15)%	(9.43)%
2021	11,405	37.93	36.20	429	1.06%	0.35%	0.65%	12.55%	12.89%
2020	11,624	32.16	34.72	387	1.05%	0.35%	0.65%	15.27%	15.62%
2019	11,933	27.90	30.03	344	1.85%	0.35%	0.65%	25.89%	26.26%
2018	11,848	22.17	23.78	271	1.69%	0.35%	0.65%	(15.69)%	(15.43)%
MFS® Utilities Series
2022	4,305	68.04	69.31	293	2.37%	0.35%	0.65%	0.40%	0.10%
2021	4,386	67.77	69.24	298	1.70%	0.35%	0.65%	13.35%	13.69%
2020	4,678	59.61	61.08	280	2.26%	0.35%	0.65%	5.22%	5.53%
2019	5,181	56.48	58.05	295	4.13%	0.35%	0.65%	24.26%	24.63%
2018	5,448	45.32	46.72	249	1.03%	0.35%	0.65%	0.40%	0.70%
PIMCO Global Bond Opportunities Portfolio (Unhedged)
2022	11,825	15.92	20.47	217	1.44%	0.35%	0.65%	(11.31)%	(11.58)%
2021	11,613	17.96	23.15	242	4.93%	0.35%	0.65%	(4.78)%	(4.49)%
2020	11,984	18.80	24.52	262	2.10%	0.35%	0.65%	9.40%	9.73%
2019	17,456	17.13	22.34	353	2.50%	0.35%	0.65%	5.44%	5.75%
2018	17,867	16.20	21.13	336	6.36%	0.35%	0.65%	(4.82)%	(4.53)%

* The Subaccount has units that round to less than 1,000 units.

(a) These ratios represent the dividends received by the Subaccount, excluding distributions of both long-term and short-term capital gains, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Subaccounts invest.

(b) These ratios represent the annualized Policy expenses of the respective Subaccounts of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These amounts represent the total return for the periods indicated, are not annualized, include changes in the value of the underlying mutual fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The same figure is shown when the lowest expense ratio is equal to the highest expense ratio.

7.	SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2022, and through the date at which the financial statements were available to be issued. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

MONY Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022 and 2021

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2022

Supplemental Schedules as of and for the years ended December 31, 2022, 2021, 2020

Independent Auditors’ Report

The Board of Directors
MONY Life Insurance Company:

Opinions

We have audited the statutory financial statements of MONY Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2022, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2022 in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

1

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditors’ Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

2

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other Than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
March 29, 2023

3

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2022	2021

	($ in thousands, except share amounts)
Bonds (fair value: 2022 - $4,184,404; 2021 - $5,657,743)	$4,965,705	$5,041,489
Preferred stocks (fair value: 2022 - $10,469; 2021 - $14,600)	10,469	14,600
Common stocks-unaffiliated (cost: 2022 - $4,110; 2021 - $4,459)	6,818	4,012
Mortgage loans on real estate	291,899	371,219
Contract loans	557,480	580,865
Cash	57,446	15,523
Cash equivalents	35,047	86,635
Other invested assets	160,613	160,624
Receivable for securities	287	277
Total cash and investments	6,085,764	6,275,244
Amounts recoverable from reinsurers	2,570	2,155
Deferred and uncollected premiums	28,891	29,155
Investment income due and accrued	62,584	64,106
Current federal and foreign income tax recoverable	2,293	—
Deferred tax asset	37,751	42,349
Other assets	8,093	8,361
Assets held in Separate Accounts	131,696	176,202
Total admitted assets	$6,359,642	$6,597,572

(Continued)

4

MONY LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2022	2021

	($ in thousands, except share amounts)
Aggregate reserves:
Life policies and contracts	$5,419,888	$5,540,669
Accident and health	5,164	5,527
Liability for deposit-type contracts	230,829	238,056
Policy and contract claims:
Life	53,448	77,688
Accident and health	277	295
Other policyholders' funds and policy and contract liabilities	70,292	83,355
Interest maintenance reserve (IMR)	25,414	33,399
General expenses due or accrued	31	23
Transfers to (from) Separate Accounts due or accrued, net	(208)	1,256
Taxes, licenses and fees due or accrued	3,402	3,208
Current federal and foreign income taxes	—	1,776
Remittances and items not allocated	6,900	2,685
Borrowed money and interest thereon	—	43,126
Asset valuation reserve (AVR)	40,358	36,763
Payable to parent, subsidiaries, and affiliates	3,326	1,951
Other liabilities	17,984	17,049
Liabilities held in Separate Accounts	131,694	176,197
Total liabilities	6,008,799	6,263,023
Capital and surplus:
Common stock, $1.00 par value; 2,500,000 shares authorized, issued and outstanding	2,500	2,500
Gross paid-in and contributed surplus	325,988	325,988
Group contingency life reserve	225	275
Unassigned funds - surplus	22,130	5,786
Total capital and surplus	350,843	334,549
Total liabilities and capital and surplus	$6,359,642	$6,597,572

See Notes to the Financial Statements (Statutory Basis).

5

MONY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2022	2021	2020

	($ in thousands)
Revenue:
Premiums and annuity considerations	$179,250	$190,096	$197,843
Net investment income	236,461	245,213	263,379
Considerations for supplementary contracts with life contingencies	300	550	2,640
Commissions and expense allowances on reinsurance ceded	1,153	1,344	1,471
Amortization of interest maintenance reserve	8,071	5,665	3,081
Net loss from operations from Separate Accounts	(4)	(6)	(9)
Reserve adjustments on reinsurance ceded	(100)	(5)	(298)
Other income	3,130	5,275	4,736
Total revenue	428,261	448,132	472,843
Benefits and expenses:
Death and annuity benefits	254,353	275,008	289,788
Accident and health benefits	4,286	4,688	4,638
Surrender benefits and other fund withdrawals	160,304	175,167	226,830
Other policy and contract benefits	12,646	11,432	12,820
Decrease in aggregate reserves	(121,144)	(123,975)	(177,534)
Commissions and commission expense allowances	3,196	3,644	4,007
General expenses	14,512	12,624	15,050
Insurance taxes, licenses, and fees	3,692	3,694	4,189
Transfers from Separate Accounts, net	(7,595)	(13,088)	(15,073)
Other expenses	(1,183)	1,081	4,035
Total benefits and expenses	323,067	350,275	368,750
Net income (loss) from operations before dividends to policyholders and federal income taxes	105,194	97,857	104,093
Dividends to policyholders	60,842	82,460	80,757
Federal income tax expense (benefit)	1,245	(2,871)	(645)
Net income (loss) from operations	43,107	18,268	23,981
Net realized capital gains (losses) (less $649, $5,931, and $84 of capital gains tax (benefit) in 2022, 2021, and 2020, respectively, and excluding $86, $23,551, and $(113) transferred to the IMR in 2022, 2021 and 2020, respectively)	346	2,697	(16,497)
Net income (loss)	$43,453	$20,965	$7,484

See Notes to the Financial Statements (Statutory Basis).

6

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2019	$389,522

Net income	7,484
Change in nonadmitted assets	3,605
Change in liability for reinsurance in unauthorized and certified companies	(2)
Change in reserve on account of change in valuation basis	901
Change in asset valuation reserve	8,296
Change in net deferred income tax	(359)
Dividend to parent	(38,000)
Capital and surplus, December 31, 2020	$371,447

Net income	20,965
Change in net unrealized capital gains and losses, less capital gains tax of $(130)	(487)
Change in nonadmitted assets	(948)
Change in liability for reinsurance in unauthorized and certified companies	2
Change in asset valuation reserve	(7,579)
Change in net deferred income tax	(6,012)
Change in surplus notes	(1,091)
Dividend to parent	(37,000)
Prior period adjustment	(4,748)
Capital and surplus, December 31, 2021	$334,549

Net income	43,453
Change in net unrealized capital gains and losses, less capital gains tax of $(205)	(771)
Change in nonadmitted assets	8,794
Change in asset valuation reserve	(3,595)
Change in net deferred income tax	(10,303)
Dividend to parent	(18,000)
Prior period adjustment	(3,284)
Capital and surplus, December 31, 2022	$350,843

See Notes to the Financial Statements (Statutory Basis).

7

MONY LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2022	2021	2020

	($ in thousands)
Cash from operations
Premiums and annuity considerations	$179,856	$190,907	$203,449
Net investment income	238,012	254,326	264,016
Miscellaneous income	4,100	6,601	6,176
Benefit and loss payments	(455,861)	(474,557)	(513,536)
Net transfers from Separate Accounts	6,131	14,518	15,195
Commissions, expenses paid and miscellaneous	(19,202)	(21,602)	(23,941)
Dividends paid to policyholders	(78,285)	(83,812)	(87,242)
Federal income taxes	(5,963)	1,256	976
Net cash from operations	(131,212)	(112,363)	(134,907)
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	223,236	1,094,623	651,108
Stocks	1,252	893	33,862
Mortgage loans	86,079	18,444	7,253
Net losses on cash, cash equivalents, and short-term investments	—	2	—
Derivatives and other miscellaneous proceeds	—	—	159
Total investment proceeds	310,567	1,113,962	692,381
Cost of investments acquired:
Bonds	(144,585)	(977,908)	(437,316)
Stocks	—	(167)	(423)
Mortgage loans	(7,250)	(44,350)	(46,340)
Other invested assets	—	(17,319)	(26,900)
Derivatives and other miscellaneous applications	(10)	(12)	—
Total investments acquired	(151,845)	(1,039,756)	(510,979)
Net change in contract loans	23,369	38,554	45,657
Net cash from investments	182,091	112,760	227,059
Cash from financing and miscellaneous sources
Cash provided (applied):
Surplus notes	—	(1,091)	—
Borrowed funds	(43,126)	32,274	10,851
Net deposits on deposit-type contract funds	(7,742)	(9,492)	(7,852)
Dividends to parent	(18,000)	(37,000)	(38,000)
Other cash provided (applied), net	8,324	(1,880)	2,329
Net cash from financing and miscellaneous sources	(60,544)	(17,189)	(32,672)
Net change in cash, cash equivalents, and short-term investments	(9,665)	(16,792)	59,480
Cash, cash equivalents, and short-term investments, beginning of year	102,158	118,950	59,470
Cash, cash equivalents, and short-term investments, end of year	$92,493	$102,158	$118,950

Non-cash transactions
Non-cash exchange of securities (Investments)	$6,061	$26,402	$100,311
Non-cash change in retained asset account (Operations)	515	2,652	1,609
Non-cash change in reinsurance loss contingency reserve (Operations)	1,337	389	3,649

See Notes to the Financial Statements (Statutory Basis).

8

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.         General

Basis of Presentation – The statutory basis financial statements of MONY Life Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company (“PLICO”), a life insurance company domiciled in the State of Tennessee. PLICO is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC was a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi Life”), a kabushiki kaisha organized under the laws of Japan. Effective January 1, 2023, PLC became a wholly owned subsidiary of Dai-ichi Life International Holding, LLC, a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life (“Dai-ichi Life International”), upon the transfer of all of the outstanding shares of the Company’s common stock from Dai-ichi Life to Dai-ichi Life International. Dai-ichi Life remains the ultimate controlling parent corporation of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Protective Property & Casualty Insurance Company, Protective Life and Annuity Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual, effective January 1, 2001 (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the State of New York. The State of New York has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP, none of which had a material impact on the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022 and 2021, or Statements of Operations for each of the years in the three-year period ended December 31, 2022.

The Company had no permitted practices as of December 31, 2022 and 2021 or for each of the years in the three-year period ended December 31, 2022.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the statutory financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

Acquisition of the Company by PLICO on October 1, 2013 – PLICO purchased the Company on October 1, 2013. The Company was previously owned by AXA Equitable Financial Services, LLC (“AEFS”), a wholly-owned subsidiary of AXA Financial, Inc. (“AXA”). Pursuant to the master agreement (the “Master Agreement”) dated April 11, 2013 with AXA and AEFS, PLICO acquired the stock of the Company from AEFS.

9

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Nature of Operations – The Company previously offered a broad portfolio of life insurance products consisting primarily of variable life and interest-sensitive life insurance products (including group universal life insurance), in addition to a whole life and a variety of term life insurance products. The Company also offered a variety of annuity products, such as variable annuities, fixed deferred annuities and payout annuities. As part of the acquisition by PLICO, the Company no longer writes new business, but continues to service existing business.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

Summary of Significant Accounting Policies – The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for loan-backed bonds and structured securities are obtained from Bloomberg; other sources are broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock fair values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Common stocks are generally stated at a fair value obtained from a nationally recognized pricing service.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in net unrealized capital gains and losses in unassigned funds.

Contract loans are carried at the unpaid principal balances. The excess of the unpaid contract loan balance over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized on the anniversary date.

10

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Investments Policy Committee (IPC). The Company reviews the creditworthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. The short-term investment category includes those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

The Company’s investments in surplus notes with an NAIC Credit Rating Providers (“NAIC CRP”) designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the IMR and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment (“OTTI”) exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenue when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

11

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Policyholders’ Dividends

A portion of the Company’s business has been issued on a participating basis. The amount of policyholders' dividends to be paid is determined annually by the Company’s Board of Directors, and is included in “Dividends to policyholders” shown in the Company’s Statements of Operations. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and to management's judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

The Company is subject to limitations on the amounts of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on November 16, 1998 which are not included in the Closed Block (see Note 11) and with respect to participating policies issued subsequent to November 16, 1998. Excess statutory profits, if any, will be distributed over time to such policyholders and are not available to the stockholder of the Company.

Aggregate Reserves for Policies and Contracts

Aggregate reserves for insurance and annuity policies are generally computed under the Commissioners' Reserve Valuation Method and Commissioners' Annuity Reserve Valuation Method, respectively, or otherwise under the net level premium method or comparable method and are subject to reserve adequacy testing.

Benefit reserves are computed using statutory mortality and interest requirements and are generally determined without consideration of future withdrawals. Interest rates used in establishing such reserves for life insurance products ranged from 2.25% to 6.0% in 2022, 2021, and 2020. Interest rates ranged from 0.75% to 11.25%, 0.75% to 11.25%, and 2.0% to 11.5% for annuity and supplementary contract reserves in 2022, 2021, and 2020, respectively.

Pension reserves are generally established at an amount equal to the total experience funds or contract holders’ balances, except for certain funds with unconditional surrender charges, where the reserves are equal to the contract holders’ balances less the applicable surrender charge. Additional reserves for the group and individual annuity contract business are maintained at an amount required to meet New York State formula.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Substandard policies are valued from basic actuarial principles using the policy’s substandard rating.

As of December 31, 2022 and 2021, the Company had $215.7 million and $234.9 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York. Reserves to cover this insurance totaled $4.4 million and $5.1 million net of reinsurance as of December 31, 2022 and 2021, respectively, and are reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The Tabular Interest, the Tabular less actual reserve released, and the Tabular Cost, have been determined by formulas. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

12

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 54, “Individual and Group Accident and Health Contracts.”

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates or liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

13

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost, which the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of variable insurance trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds. Please refer to Note 15 for further information regarding the Company’s Separate Accounts.

2.          Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). A summary of significant statutory accounting practices (“SAP”) and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations as the revenues or expected gross profits are recognized;

14

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”) and NAIC Valuation Manual 21, “Requirements for Principal-Based Reserves for Variable Annuities” (“VM-21”). Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

6.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

7.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the Income Statement as the IMR concept does not exist in GAAP;

8.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. Under GAAP, gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the Income Statement;

15

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

10.	The IMR is reported as a liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

11.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

12.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

13.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

14.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

15.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

16.	Goodwill of entities acquired is recorded at the parent level for NAIC SAP and amortized. Under GAAP, goodwill is recorded at the subsidiary level at cost and tested for impairment using a fair value methodology at least annually;

17.	Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

18.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines but are subject to Purchase GAAP accounting (“PGAAP”) guidelines for GAAP reporting purposes due to their qualification as a business combination.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2022 and 2021 or for each of the years in the three-year period ended December 31, 2022; however, the differences are presumed to be material.

16

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.         Accounting Changes and Prior Period Adjustments

Accounting Changes

The NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and U.S. GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revisions are effective January 1, 2023. The revised guidance will not impact the Company’s financial position or results of operations.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32, “Preferred Stock” (“SSAP No. 32R”), which refined definitions of preferred stock categories and updated accounting guidance for certain categories of preferred stock. Under the revised guidance in SSAP No. 32R, all perpetual preferred stocks shall be reported at fair value, not to exceed any currently effective call price. The adoption of these revisions did not have a material effect on the Company’s financial statements.

Effective January 1, 2021, the Company adopted revisions to SSAP No.106, “Affordable Care Act Section 9010 Assessment” (“SSAP No. 106R”) which relate to the repeal by Congress of the Affordable Care Act Section 9010 Assessment, also known as the health insurer’s tax (HIT). The adoption of these revisions had no effect on the Company’s financial statements.

As of January 1, 2020, VM-21 replaced Actuarial Guideline 43 (AG43) for the valuation of statutory reserves for variable annuities. The cumulative net impact of this regulation change was a $0.9 million decrease in reserves. The change was recorded directly in “Unassigned funds – surplus” as a “Change in reserve on account of change in valuation basis”. The financial statement impact of this change was to decrease “Aggregate reserves: Life policies and contracts” and increase both “Change in reserve on account of change in valuation basis”, and “Unassigned funds - surplus” by $0.9 million. In accordance with the provisions of SSAP No. 3, “Accounting Changes and Corrections of Errors” (“SSAP No. 3”), the $0.9 million cumulative effect represents the January 1, 2020 impact of the change.

Effective January 1, 2020, the Company adopted SSAP No. 108, “Derivative Hedging Variable Annuity Guarantees” (“SSAP No. 108”), which prescribes guidance for derivatives that hedge interest rate risk of variable annuity guarantees reserved under VM-21. The guidance in SSAP No. 108 is not currently applicable to the Company’s derivatives, and the adoption had no effect on the Company’s financial statements.

Effective January 1, 2020, the Company adopted revisions to SSAP No. 22. “Leases”, (“SSAP No. 22R”). SSAP No. 22R rejected U.S. GAAP guidance on operating leases, but incorporated, with modification, guidance on sale-leaseback transactions, lessor accounting and leveraged leases for all new leases, and for existing leases reassessed due to a change in terms and conditions. The adoption of these revisions had no effect on the Company’s financial statements.

Effective June 30, 2020, the Company adopted revisions to SSAP No. 105, “Working Capital Finance Investments” (“SSAP No. 105R”), which provided substantive updates to the Working Capital Finance Investments Program requirements. The Company holds no working capital finance investments, and therefore this adoption had no effect on the Company’s financial statements.

17

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Prior Period Adjustments

During the December 31, 2022 statutory filing, the Company identified an error in the process to record an accrual for accumulated interest related to a profit share reinsurance agreement. The Company’s “Other policyholders' funds and policy contract liabilities” was understated by $4.2 million and “Deferred tax asset” understated by $0.9 million as of December 31, 2021. The net effect of these changes was a decrease in “Unassigned funds - surplus” of $3.3 million which was reported as a “Prior period adjustments”. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2022 impact of the correction.

For the March 31, 2021 statutory filing, the Company corrected its calculation of disabled life reserves as reported on its December 31, 2020 statutory annual statement. The correction was due to the inadvertent exclusion of certain policies from the reserve calculation as of December 31, 2020. The adjustments related to this correction resulted in an increase to “Aggregate reserves: Life policies and contracts” of $4.6 million and an increase to “Current federal income tax recoverable” of $0.9 million, in addition to an increase in “Deferred tax asset” of $0.1 million, with an offsetting increase in “Deferred tax asset” non-admitted of $0.1 million. The net effect of these changes was a decrease in “Unassigned funds - surplus” of $3.7 million, which was reported as a “Prior period adjustment”. In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

For the June 30, 2021 statutory filing, the Company corrected its Universal Life (“UL”) policyholder reserve calculation as reported on its December 31, 2020 statutory annual statement. The correction was due to the use of an incorrect UL guaranteed rate in the policyholder reserve calculation. The adjustments related to this correction resulted in an increase to “Aggregate reserves: Life policies and contracts” of $1.1 million and an increase to “Current federal income tax recoverable” of $0.1 million, in addition to an increase in “Deferred tax asset” of $0.1 million, with an offsetting increase in “Deferred tax asset” non-admitted of $0.1 million. The net effect of these changes was a decrease to “Unassigned funds - surplus” of $1.0 million which was reported as a “Prior period adjustment”. In accordance with the provisions of SSAP No. 3, this change represents the January 1, 2021 impact of the correction.

18

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

4.         Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31
	2022	2021	2020

	($ in thousands)
Bonds	$199,062	$208,741	$223,366
Stocks	827	821	1,957
Mortgage loans	16,531	15,747	14,039
Cash, cash equivalents, and short-term investments	1,239	53	451
Contract loans	31,840	34,009	37,623
Other invested assets	6,969	6,902	6,084
Miscellaneous investment income	134	(1)	1
Total investment income	256,602	266,272	283,521
Less: Investment expenses	20,141	21,059	20,142
Net investment income	$236,461	$245,213	$263,379

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

No amounts were excluded from investment income due and accrued as of December 31, 2022 and 2021.

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31
	2022	2021	2020

	($ in thousands)
Bonds	$178	$31,906	$6,682
Preferred stocks	—	—	(2,105)
Common stocks (unaffiliated)	903	272	—
Cash, cash equivalents, and short-term investments	—	2	—
Other investments	—	(1)	(1)
Other-than-temporary impairments	—	—	(21,102)
Less:
Amount transferred to interest maintenance reserve	86	23,551	(113)
Federal income tax expense	649	5,931	84
Net realized investment gains (losses)	$346	$2,697	$(16,497)

19

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Proceeds from the sales of investments in bonds and stocks during 2022, 2021, and 2020 were $63.7 million, $681.7 million and $229.0 million, respectively. The Company realized gross gains of $1.1 million, $32.2 million, and $6.7 million on those sales for the years ended 2022, 2021, and 2020, respectively. Gross losses of $0, less than $0.1 million, and $2.1 million were realized on those sales for the years ended December 31, 2022, 2021, and 2020, respectively.

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31
	2022	2021	2020
	($ in thousands)
Preferred stocks	$(4,130)	$(170)	$—
Common stocks (unaffiliated)	3,154	(447)	—
Less:
Federal income tax expense (benefit)	(205)	(130)	—
Total change in net unrealized capital gains and losses	$(771)	$(487)	$—

Bonds and Preferred Stocks

Statement values in the following tables for 2021 are presented on a gross basis and do not reflect the nonadmission of $2.2 million of bonds at December 31, 2021, related to repurchase agreement collateral requirements.

The statement value and estimated fair value of the Company's bond and preferred stock investments as of December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2022	($ in thousands)
Bonds:
US Government	$11,014	$—	$(502)	$10,512
US states, territories, and possessions	3,861	85	—	3,946
US political subdivision	19,377	663	—	20,040
US special revenue & special assessment	151,857	962	(17,143)	135,676
Industrial and miscellaneous	4,076,845	7,730	(641,207)	3,443,368
Total bonds, excluding loan-backed and structured securities	4,262,954	9,440	(658,852)	3,613,542
Loan-backed and structured securities:
Residential mortgage-backed securities	484,878	159	(104,436)	380,601
Commercial mortgage-backed securities	217,873	—	(27,612)	190,261
Total loan-backed and structured securities	702,751	159	(132,048)	570,862
Total bonds	4,965,705	9,599	(790,900)	4,184,404
Preferred stocks	10,469	—	—	10,469
Total bonds and preferred stocks	$4,976,174	$9,599	$(790,900)	$4,194,873

20

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2021	($ in thousands)
Bonds:
US Government	$8,049	$84	$(53)	$8,080
Other governments	26,160	7,500	—	33,660
US states, territories, and possessions	5,028	638	—	5,666
US political subdivision	20,641	4,795	—	25,436
US special revenue & special assessment	150,079	22,723	(683)	172,119
Industrial and miscellaneous	4,124,393	588,809	(18,417)	4,694,785
Total bonds, excluding loan-backed and structured securities	4,334,350	624,549	(19,153)	4,939,746
Loan-backed and structured securities:
Residential mortgage-backed securities	490,957	5,435	(4,483)	491,909
Commercial mortgage-backed securities	218,397	8,064	(373)	226,088
Total loan-backed and structured securities	709,354	13,499	(4,856)	717,997
Total bonds	5,043,704	638,048	(24,009)	5,657,743
Preferred stocks	14,600	—	—	14,600
Total bonds and preferred stocks	$5,058,304	$638,048	$(24,009)	$5,672,343

The statement value and estimated fair value of bonds as of December 31, 2022, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$191,824	$190,691
Due after 1 year through 5 years	270,414	255,869
Due after 5 years through 10 years	677,073	576,827
Due after 10 years	3,123,643	2,590,155
Total bonds, excluding loan-backed and structured securities	4,262,954	3,613,542
Total loan-backed and structured securities	702,751	570,862
Total bonds	$4,965,705	$4,184,404

The statement value and estimated fair value of bonds as of December 31, 2021, by expected maturity, is shown below.

	Statement Value	Estimated Fair Value

	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$72,072	$73,066
Due after 1 year through 5 years	449,116	468,207
Due after 5 years through 10 years	619,436	644,180
Due after 10 years	3,193,726	3,754,293
Total bonds, excluding loan-backed and structured securities	4,334,350	4,939,746
Total loan-backed and structured securities	709,354	717,997
Total bonds	$5,043,704	$5,657,743

21

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2022	($ in thousands)
Bonds:
US Government	$7,093	$(117)	$3,419	$(385)	$10,512	$(502)
US special revenue & special assessment	90,361	(11,027)	11,285	(6,116)	101,646	(17,143)
Industrial and miscellaneous	2,877,424	(498,351)	405,532	(142,856)	3,282,956	(641,207)
Total bonds, excluding loan-backed and structured securities	2,974,878	(509,495)	420,236	(149,357)	3,395,114	(658,852)
Loan-backed and structured securities:
Residential mortgage-backed securities	273,440	(69,654)	91,028	(34,782)	364,468	(104,436)
Commercial mortgage-backed securities	173,301	(24,661)	16,961	(2,951)	190,262	(27,612)
Total loan-backed and structured securities	446,741	(94,315)	107,989	(37,733)	554,730	(132,048)
Total bonds	$3,421,619	$(603,810)	$528,225	$(187,090)	$3,949,844	$(790,900)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2021	($ in thousands)
Bonds:
US Government	$3,766	$(53)	$—	$—	$3,766	$(53)
US special revenue & special assessment	21,753	(683)	—	—	21,753	(683)
Industrial and miscellaneous	652,946	(17,903)	9,826	(514)	662,772	(18,417)
Total bonds, excluding loan-backed and structured securities	678,465	(18,639)	9,826	(514)	688,291	(19,153)
Loan-backed and structured securities:
Residential mortgage-backed securities	237,518	(4,483)	—	—	237,518	(4,483)
Commercial mortgage-backed securities	19,488	(373)	—	—	19,488	(373)
Total loan-backed and structured securities	257,006	(4,856)	—	—	257,006	(4,856)
Total bonds	$935,471	$(23,495)	$9,826	$(514)	$945,297	$(24,009)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other than temporary (please see the “Loan-backed and Structured Securities” section for information on loan-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it will collect all amounts due according to the contractual terms of the securities in effect at the date of acquisition and has the intent and the ability to hold these securities until recovery. The Company recognized $0, $0, and $21.1 million of OTTIs on non-loan-backed securities during 2022, 2021, and 2020, respectively.

22

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had securities with a fair value of $528.2 million in an unrealized loss position for greater than twelve months as of December 31, 2022, and the related unrealized loss of $187.1 million pertains primarily to banking, residential mortgage-backed, and healthcare securities. The Company had securities with a fair value of $9.8 million in an unrealized loss position for greater than twelve months as of December 31, 2021, and the related unrealized loss of $0.5 million pertains primarily to healthcare and energy securities. The aggregate decline in fair value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

There were no individual bonds that exceeded 10% of capital and surplus as of December 31, 2022 and 2021.

As of December 31, 2022 and 2021, bonds and cash having a fair value of $8.3 million and $8.3 million, respectively, were on deposit with various governmental authorities as required by law.

The Company held no securities with a 5GI NAIC rating as of December 31, 2022 and 2021.

Loan-Backed and Structured Securities

For the impairment review of loan-backed and structured securities, the Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2022, no OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

For the three-year period ended December 31, 2022, the Company recognized no OTTIs for loan-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2022	2021
	($ in thousands)
The aggregate amount of unrealized losses:
Less than 12 months	$94,315	$4,856
Twelve months or longer	$37,733	$—

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$446,741	$257,006
Twelve months or longer	$107,989	$—

23

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

The Company has no subprime mortgage-related risk exposure.

Repurchase Agreements

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities are reacquired as interest expense. As of December 31, 2022, the Company had no repurchase agreements outstanding. As of December 31, 2021, the Company had a “Borrowed money” obligation of $43.1 million. The Company has posted $38.8 million (statutory carrying value, prior to nonadmission of $2.2 million of bonds) of its assets as repurchase agreement collateral, which was classified as “Bonds” as of December 31, 2021.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company also has an intercompany loan agreement set up with the Company’s parent, PLICO, if needed.

The types of repurchase agreement trades used during 2022 are as follows:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	No	No	No
Tri-Party (Yes/No)	No	No	No	No

24

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The types of repurchase agreement trades used during 2021 are as follows:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	Yes	Yes	No	Yes
Tri-Party (Yes/No)	No	No	No	No

The types of repurchase agreement trades used during 2020 are as follows:

	1	2	3	4
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Bilateral (Yes/No)	No	No	No	Yes
Tri-Party (Yes/No)	No	No	No	No

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$43,118	$—	$—	$—

Ending Balance
Open - No Maturity	$—	$—	$—	$—

A summary of the maturity time frame and ending balance of repurchase agreement transactions during 2021 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Open - No Maturity	$—	$—	$—	$43,118
2 Days to 1 Week	—	8,999	—	—
> 1 Week to 1 Month	20,651	—	—	—

Ending Balance
Open - No Maturity	$—	$—	$—	$43,118

The Company had no securities sold and/or acquired that resulted in default during 2022 and 2021.

25

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

A summary of securities "sold" under repurchase agreement - secured borrowing during 2022 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$—
Fair Value	$46,766	$—	$—	—

Ending Balance
BACV	XXX	XXX	XXX	$—
Fair Value	$—	$—	$—	—

A summary of securities "sold" under repurchase agreement - secured borrowing during 2021 is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
BACV	XXX	XXX	XXX	$38,790
Fair Value	$21,373	$9,435	$—	47,718

Ending Balance
BACV	XXX	XXX	XXX	$38,790
Fair Value	$—	$—	$—	47,718

As of December 31, 2022, the Company held no securities “sold” under repurchase agreement – secured borrowing.

As of December 31, 2021, the Company held securities “sold” under repurchase agreement – secured borrowing consisting of NAIC 1 bonds with a carrying value of $20.0 million and fair value of $23.0 million, and NAIC 2 bonds with a carrying value of $18.8 million and fair value of $24.7 million. The fair value of nonadmitted bonds was $2.2 million as of December 31, 2021.

The Company had no collateral received - secured borrowing in any of the quarters of 2022.

Details of the collateral received - secured borrowing for the year ended December 31, 2021, is as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash	$20,651	$8,999	$—	$43,118

Ending Balance
Cash	$—	$—	$—	$43,118

The Company had cash collateral received - secured borrowing of $0 and $43.1 million as of December 31, 2022 and 2021, respectively.

26

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

 The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2022	2021

	($ in thousands)
Overnight and Continuous	$—	$43,118

The Company did not receive any cash collateral that was reinvested in 2022 and 2021.

The Company recognized no liability to return cash collateral in any of the quarters of 2022.

The Company recognized the following liability to return cash collateral for 2021:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	($ in thousands)
Maximum Amount
Cash (Collateral-All)	$20,651	$8,999	$—	$43,118

Ending Balance
Cash (Collateral-All)	$—	$—	$—	$43,118

For 2022 and 2021, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2022	2021
Retail	32.7%	34.4%
Other	26.4	21.4
Apartments	8.7	17.3
Industrial	15.0	14.8
Office	17.2	12.1
Total	100.0%	100.0%

27

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2022 and 2021:

	Percent of Portfolio		Percent of Portfolio
State	2022	State	2021
North Carolina	18.1%	North Carolina	14.6%
Georgia	14.7	Texas	12.2
Utah	9.0	Georgia	12.0
Alabama	8.2	Illinois	11.0
Michigan	7.2	Alabama	6.7
California	6.1	Michigan	5.9
Texas	5.6	Utah	5.3
Florida	5.2	California	5.0

The minimum and maximum lending rate for commercial mortgage loans originated by the Company during 2022 was 3.375%. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2021 were 3.125% and 3.5%, respectively.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2022 and 2021, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal. For loans the Company held as of December 31, 2022 and 2021, the maximum percentage of any one loan to the value of security at the time of the loan did not exceed 75%.

As of December 31, 2022 and 2021, the Company did not have any mortgages with interest more than 90 days past due.

As of December 31, 2022 and 2021, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

The Company’s mortgage loans of $291.9 million and $371.2 million as of December 31, 2022 and 2021, respectively, were current.

As of December 31, 2022 and 2021, the Company had no foreclosed properties or impaired loans. The Company reported no valuation allowances on any loans at either December 31, 2022 and 2021. No activity occurred in the allowance for credit losses during 2022, 2021, and 2020.

28

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), was signed into law. Section 4013 of the CARES Act provides additional relief for certain loan modifications made as a result of the COVID-19 pandemic. On December 27, 2020, the Consolidated Appropriations Act, 2021 was signed into law, which slightly modified and extended the original CARES Act through January 1, 2022. In conjunction with the Consolidated Appropriations Act, the NAIC Statutory Accounting Principles Working Group extended certain limited time exceptions in INT 20-03 and INT 20-07, which align with the provisions of the CARES Act, as amended, and provide relief from the requirement to assess certain loan modifications as troubled debt restructurings or more than minor modifications for certain loans modified in response to COVID-19. In consideration of this guidance, the Company has provided certain relief to certain of its commercial loan borrowers via its COVID-19 Commercial Mortgage Loan Program (the “Loan Modification Program”). The provisions of INT 20-03 and 20-07 expired on January 2, 2022. As of December 31, 2021, the Company had a total of 7 loans with $134.6 million in unpaid principal balance under the Loan Modification Program. The modifications under this program may include agreements to defer principal payments only or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

The Company did not restructure any debt during 2022 and 2021.

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of New York. Through its membership, the Company may receive cash advances as a result of issuing funding agreements to and entering repurchase agreements with the FHLB of New York. The Company had no advances outstanding as of December 31, 2022 and 2021.

The Company uses funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB of New York for use in general operations would be accounted for consistently with SSAP No. 15, “Debt and Holding Company Obligations”.

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

The Company’s FHLB stock was classified as “Membership stock – Class B” and was not eligible for redemption. All of the FHLB stock was held in the General Account and totaled $1.4 million and $1.6 million as of December 31, 2022 and 2021, respectively.

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2022	2021	Increase/ (Decrease)	% of Admitted Assets

	($ in thousands)
Subject to Repurchase agreements	$—	$36,575	$(36,575)	—%
Federal home loan bank capital stock	1,351	1,557	(206)	0.02%
On deposit with states	8,365	7,631	734	0.13%
Total restricted assets	$9,716	$45,763	$(36,047)	0.15%

29

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Wash Sales

In the normal course of the Company’s investment management, securities can be sold and reacquired within 30 days. This practice is known as wash sales. The Company did not record any wash sales for the years ended December 31, 2022, 2021, and 2020.

5.          Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

30

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2022			12/31/2021			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total

	($ in thousands)
(a) Gross Deferred Tax Assets	$94,833	$4,051	$98,884	$104,738	$3,892	$108,630	$(9,905)	$159	$(9,746)
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	94,833	4,051	98,884	104,738	3,892	108,630	(9,905)	159	(9,746)
(d) Deferred Tax Assets Nonadmitted	51,677	—	51,677	56,304	—	56,304	(4,627)	—	(4,627)
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	43,156	4,051	47,207	48,434	3,892	52,326	(5,278)	159	(5,119)
(f) Deferred Tax Liabilities	9,456	—	9,456	9,977	—	9,977	(521)	—	(521)
(g) Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$33,700	$4,051	$37,751	$38,457	$3,892	$42,349	$(4,757)	$159	$(4,598)

	12/31/2022			12/31/2021			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total

	($ in thousands)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$3,535	$3,535	$—	$3,892	$3,892	$—	$(357)	$(357)
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	33,700	516	34,216	38,457	—	38,457	(4,757)	516	(4,241)
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	33,700	—	33,700	38,457	—	38,457	(4,757)	—	(4,757)
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	46,964	XXX	XXX	43,830	XXX	XXX	3,134
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	9,456	—	9,456	9,977	—	9,977	(521)	—	(521)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$43,156	$4,051	$47,207	$48,434	$3,892	$52,326	$(5,278)	$159	$(5,119)

31

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	2022	2021

	($ in thousands)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	673%	782%

(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$386,854	$369,228

	12/31/2022		12/31/2021		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1-3) Ordinary	(6) (Col 2-4) Capital

	($ in thousands)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From Note 9A1(c)	$94,833	$4,051	$104,738	$3,892	$(9,905)	$159
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
3. Net Admitted Adjusted Gross DTA Amount From Note 9A1(e)	$43,156	$4,051	$48,434	$3,892	$(5,278)	$159
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
Does the Company’s tax-planning strategies include the use of reinsurance			Yes		No	X

The Company has no DTLs that are not recognized.

32

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Current income taxes incurred consist of the following major components:

1.	(1) 2022	(2) 2021	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$1,245	$(2,871)	$4,116
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	1,245	(2,871)	4,116
(d) Federal income tax on capital gains	649	5,931	(5,282)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (+1c+1d+1e+1f)	$1,894	$3,060	$(1,166)

1.	(1) 2021	(2) 2020	(3) (Col 1-2) Change

	($ in thousands)
(a) Federal	$(2,871)	$(645)	$(2,226)
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	(2,871)	(645)	(2,226)
(d) Federal income tax on capital gains	5,931	84	5,847
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (+1c+1d+1e+1f)	$3,060	$(561)	$3,621

33

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2. Deferred Tax Assets	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	14,685	15,646	(961)
(4) Investments	—	—	—
(5) Deferred acquisition costs	26,230	26,066	164
(6) Policyholder dividends accrual	14,030	16,911	(2,881)
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	36,717	42,537	(5,820)
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	3,171	3,578	(407)
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	—	—	—
(99) Subtotal (sum of 2a1 through 2a13)	94,833	104,738	(9,905)

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	51,677	56,304	(4,627)
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	43,156	48,434	(5,278)

(e) Capital:
(1) Investments	4,051	3,892	159
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	4,051	3,892	159

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—
(h) Admitted capital deferred tax assets (2e99-2f-2g)	4,051	3,892	159
(i) Admitted deferred tax assets (2d+2h)	$47,207	$52,326	$(5,119)

34

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3. Deferred Tax Liabilities	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change

	($ in thousands)
(a) Ordinary
(1) Investments	$1,187	$879	$308
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	6,067	6,123	(56)
(4) Policyholder reserves	2,149	2,910	(761)
(5) Other	53	65	(12)
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	9,456	9,977	(521)

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$9,456	$9,977	$(521)

4. Net deferred tax assets/liabilities (2i-3c)	$37,751	$42,349	$(4,599)

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1) 12/31/2022	(2) 12/31/2021	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$98,884	$108,630	$(9,746)
Total deferred tax liabilities	9,456	9,977	(521)
Net deferred tax assets (liabilities)	$89,428	$98,653	(9,225)
Tax effect of unrealized gains/(losses)			205
Tax effect of prior period corrections through surplus			873
Change in net deferred income tax			$(10,303)

35

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1) 12/31/2021	(2) 12/31/2020	(3) (Col 1-2) Change

	($ in thousands)
Adjusted gross deferred tax assets	$108,630	$116,410	$(7,780)
Total deferred tax liabilities	9,977	12,083	(2,106)
Net deferred tax assets (liabilities)	$98,653	$104,327	(5,674)
Tax effect of unrealized gains/(losses)			130
Tax effect of prior period corrections through surplus			208
Change in net deferred income tax			$(6,012)

On August 16, 2022, H.R. 5376, the Inflation Reduction Act of 2022 (“IRA”) was signed into law. In general, beginning in 2023, it imposes a 15% Corporate Alternative Minimum Tax (“CAMT”) on U.S. corporations if their average annual financial statement pre-tax income exceeds $1 billion. When applicable, this criterion includes such income of a U.S. corporation’s foreign parent. The Company expects to meet this criterion and may be liable for this new tax in the future. The income tax related impacts of the IRA are not material to the Company’s financial statements for the period ended December 31, 2022.

36

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2022	Effective Tax Rate (%)	2021	Effective Tax Rate (%)	2020	Effective Tax Rate (%)

	($ in thousands)
Provision computed at statutory rate	$9,314	21.0%	$3,233	21.0%	$4,901	21.0%

Tax on STAT capital gains (losses)	227	0.5	6,758	43.9	(3,470)	(14.9)
Amortization of IMR	(1,695)	(3.8)	(1,190)	(7.7)	(647)	(2.8)
Change in nonadmitted assets	875	1.9	(601)	(4.0)	384	1.6
Nondeductible expense	(20)	—	29	0.2	7	—
Tax-exempt income deduction	(67)	(0.2)	(73)	(0.5)	(169)	(0.7)
Dividends received deduction	(66)	(0.1)	(143)	(0.9)	(195)	(0.8)
Prior year deferred tax true-up	3,467	7.8	1,707	11.1	(827)	(3.5)
Prior year current tax true-up	180	0.4	(628)	(4.1)	(231)	(1.0)
Foreign tax credit	(18)	—	(20)	(0.1)	(19)	(0.1)
Rate differential on carryback of net operating loss	—	—	—	—	(125)	(0.5)
STAT reserve change through surplus	—	—	—	—	189	0.8
Total	$12,197	27.5%	$9,072	58.9%	$(202)	(0.9)%

Federal and foreign income taxes incurred	$1,245	2.8%	$(2,871)	(18.6)%	$(645)	(2.8)%
Tax on capital gains/(losses)	649	1.5	5,931	38.5	84	0.4
Change in net deferred income taxes charge/(benefit)	10,303	23.2	6,012	39.0	359	1.5
Total statutory income taxes	$12,197	27.5%	$9,072	58.9%	$(202)	(0.9)%

As of December 31, 2022, the Company had no operating loss and no capital loss carryforwards available to offset future net income subject to federal income taxes.

The Company incurred the following income taxes in the current year and preceding years that would be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total

	($ in thousands)
2020	$—	$—	$—
2021	—	2,886	2,886
2022	—	649	649
Total	$—	$3,535	$3,535

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2022 or 2021.

The Company had no state transferable tax credits at December 31, 2022 or 2021.

37

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company's federal income tax return for 2022 will be consolidated with the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Finance Corporation
Chesterfield International Reinsurance Limited	Protective Finance Corporation II
Concourse Financial Group Agency, Inc.	Protective Finance Corporation IV
Concourse Financial Group Securities, Inc.	Protective Life and Annuity Insurance Company
D.R.G., Inc.	Protective Life Corporation
Dealer Services Reinsurance, Ltd.	Protective Life Insurance Company
Empower Financial Resources, Inc.	Protective Property & Casualty Insurance Company
First Protection Company	Protective Real Estate Holdings, Inc.
First Protection Corporation	The Advantage Warranty Corporation
First Protection Corporation of Florida	United States Warranty Corp.
Golden Gate Captive Insurance Company	USWC Holding Company
Interstate Administrative Services, Inc.	USWC Installment Program, Inc.
Interstate National Corporation	Warranty Business Services Corporation
Interstate National Dealer Services of Florida, Inc.	Warranty Direct, Inc.
Interstate National Dealer Services, Inc.	Warranty Topco, Inc.
Investment Distributors, Inc.	West Coast Life Insurance Company
LASAS Technologies, Inc.	Western Diversified Services, Inc.
National Warranty Corp.	Western General Dealer Services, Inc.
New World Re	Western General Warranty Corporation
New World Warranty Corp.	Wisconsin A.U.L., Inc.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

6.          Information Concerning Parent, Subsidiaries and Affiliates

The Company received no capital contributions in 2022, 2021, and 2020.

During the fourth quarter of 2022, the Company paid an ordinary dividend in the amount of $18.0 million to its parent, PLICO, During the fourth quarter of 2021, the Company paid an ordinary dividend in the amount of $37.0 million to PLICO, During the fourth quarter of 2020, the Company paid an ordinary dividend in the amount of $38.0 million to PLICO.

The Company has no employees. The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2022 and 2021, the Company had intercompany payables of $3.3 million and $2.0 million, respectively.

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business.

PLC and certain subsidiaries have contracts with affiliates under which investment, legal and data processing services are supplied on a fee basis and other managerial and administrative services are supplied on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $33.4 million, $32.6 million, and $34.4 million for expenses associated with these agreements for the years ended December 31, 2022, 2021, and 2020, respectively.

38

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company entered into an agreement with PLICO in 2014 in which a loan can be given to or received from PLICO subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts under this agreement as of December 31, 2022 and 2021.

7.          Capital and Surplus, Shareholder’s Dividend Restrictions

The Company has 2,500,000 common stock shares authorized, issued, and outstanding. All shares are owned by PLICO as of December 31, 2022 and 2021.

Under the insurance regulations of New York, the maximum amount of dividends which can be paid by New York insurance companies without the prior approval of the Superintendent is subject to certain restrictions. The Company, as a domestic stock life insurance company of the State of New York, may distribute without prior approval from, or notification provided to the Superintendent, a dividend to its stockholder where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Additionally, the Company may distribute without prior approval from the Superintendent, dividends to its stockholder out of earned surplus where the aggregate amount of such dividends in any calendar year does not exceed the greater of: ten percent of its surplus to policyholders as of the immediately preceding calendar year; or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, provided that the dividend is reported to the Superintendent within five days following the dividend declaration, and at least ten days prior to the dividend payment, and that such payment is reasonable in relation to the Company’s outstanding liabilities and ability to meet its financial needs. Payment of dividends exceeding the greater of ten percent of its surplus to policyholders as of the immediately preceding calendar year, or its net gain from operations for the immediately preceding calendar year, not including realized capital gains, requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. The Company is eligible to pay dividends of $35.0 million during 2023 without receiving permission from, or providing notification to, the Superintendent prior to dividend declaration or payment.

The Company had cumulative unrealized gains (losses) of $(1.6) million and $(617) thousand as of December 31, 2022 and 2021, respectively.

The portion of unassigned funds reduced for nonadmitted assets was $66.8 million and $75.6 million as of December 31, 2022 and 2021, respectively.

On August 15, 1994, the Company completed the sale of $125 million of 30-year Surplus Notes. Effective September 19, 2021, the Company, with prior approval from the Department, redeemed the remaining outstanding Surplus Notes principal of $1.9 million in accordance with the terms of the Surplus Notes. The carrying value of the Surplus Notes was $1.1 million at September 19, 2021, resulting in a loss on retirement of $0.8 million recognized in miscellaneous expense.

39

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2014, the Company received permission from the Department to restate its “Gross paid-in and contributed surplus” and “Unassigned funds - surplus” under a quasi-reorganization pursuant to SSAP No. 72, “Surplus and Quasi-Reorganizations”. The effective date of this quasi-reorganization was January 1, 2014. For the years ended December 31, 2022 and 2021, there was no effect on the Company’s financial statements from this quasi-reorganization.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula at December 31, 2022 and 2021.

8.          Liabilities, Contingencies and Assessments

The Company has not entered into any contingent commitments or guarantees. The Company did not recognize any gain contingencies during the three-year period ended December 31, 2022.

The Company paid no claims in the reporting period to settle claims-related extra contractual obligations or bad faith claims stemming from lawsuits during 2022, 2021, and 2020.

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the “Court”) entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan (“Original Rehabilitation Plan”) was filed by the Receiver on June 30, 2020. The Original Rehabilitation Plan presents the following two options to each cedent: 1) remain in business with SRUS and be governed by the Rehabilitation Plan, or 2) recapture business ceded to SRUS. Due to SRUS’s financial status, neither option would pay 100% of the Company’s outstanding claims. The Original Rehabilitation Plan would impose certain financial terms and conditions on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by the cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Original Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. The Court approved the order. On March 16, 2021, the Receiver filed a draft Amended Rehabilitation Plan (“Amended Plan”). The majority of the substance and form of the original Rehabilitation Plan, including its two-option structure described above, remained in place.

For much of 2020 and into early 2021, a group of interested parties collectively requested certain information and financial data from the Receiver that would allow them to more fully evaluate first the Original Rehabilitation Plan and then the Amended Plan. This group also had a number of conversations with counsel for the Receiver regarding concerns over the Plan. On June 30, 2022, the Receiver filed a motion seeking approval of a Modified Plan, along with a number of financial disclosure documents, including a liquidation analysis. While there are significant changes proposed in the Modified Plan (as compared to the Original Rehabilitation Plan and the Amended Plan), much of the economic substance (including not paying claims in full) of the Original/Amended Rehabilitation Plan are included in the Modified Plan.

40

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Court provided a framework to be followed by the Receiver to seek formal approval of the Rehabilitation Plan. This framework included filing the motion specifically seeking that relief and supporting that motion with the disclosure document containing the information that the Receiver believes is sufficient to enable parties to evaluate whether to object. In response to that document, interested parties (those with standing) may file objections and seek discovery. On October 24, 2022, a number of interested parties filed objections to the Modified Plan. After discovery, the parties will brief the issues and an evidentiary hearing on the Rehabilitation Plan will follow. A tentative timeline, beginning in August 2022, has been set, although given the inherent delays associated with the case, the tentative timeline is likely to be extended.

As of December 31, 2022, the Company had outstanding claim reserves from SRUS of $0.5 million, including a recoverable of $0.5 million. In addition, the Company had a statutory reserve credit of $3.3 million at December 31, 2022. As of December 31, 2022, the Company accrued a loss contingency reserve of $1.9 million under SSAP No. 5R, “Liabilities, Contingencies, and Impairment of Assets” with respect to amounts receivable from SRUS for ceded claims and reserves. As of December 31, 2021, the Company had outstanding claims recoverable of $0.2 million and a statutory reserve credit of $3.8 million. As of December 31, 2021, the Company accrued a loss contingency reserve of $3.3 million under SSAP No. 5R, “Liabilities, Contingencies, and Impairment of Assets” (“SSAP No. 5R”) with respect to amounts receivable from SRUS for ceded claims and reserves. The Company continues to monitor SRUS and the actions of the receiver through discussions with legal counsel and review of publicly available information. As of December 31, 2022, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on the Company’s financial position or results of operations.

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, with respect to such legal proceedings, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

41

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2022 and 2021, the Company had no material lease obligations.

9.          Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

The Company has ceded the following to non-affiliated insurers as of and for the years ended December 31 as follows:

	2022	2021

	($ in thousands)
Life:
Insurance in-force	1,375,001	1,609,866
Policy and claim reserves ceded	63,191	68,408
Policy and claim liabilities ceded	2,059	3,956
Premiums ceded	13,829	13,811

Accident and health:
Policy and claim reserves ceded	153,826	169,881
Policy and claim liabilities ceded	2,712	3,308
Premiums ceded	13,998	15,828

For the year ended December 31, 2020, the Company ceded life premiums of $15.3 million and accident and health premiums of $18.4 million to non-affiliated insurers.

The Company assumed accident and health policy claim liabilities from non-affiliated insurers of $0.2 million and $0.2 million as of December 31, 2022 and 2021, respectively. For the three-year period ended December 31, 2022, the Company assumed no accident and health premiums from non-affiliated insurers.

None of the Company’s reinsurers are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company chartered in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

42

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2022, 2021, and 2020. No new agreements were executed, or existing agreements amended, during 2022, 2021, and 2020 to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company has not written any receivables off as uncollectible. The Company had $2.3 million and $1.8 million, respectively, of non-admitted reinsurance receivables as of December 31, 2022 and 2021.

The Company had no material commutation of ceded reinsurance during the years ended December 31, 2022, 2021, and 2020.

10.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments as of December 31:

	2022	2021

	($ in thousands)
Commitments to extend mortgage loans	$15,312	$7,250

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

11.        Closed Block and Participating Policies

During 1998, for policyholder dividend purposes only, the Company established the closed block (the “Closed Block”) of participating business for the exclusive benefit of the policies included therein. Assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from the in-force policies in the Closed Block, are reasonably expected to be sufficient to support the Closed Block including, but not limited to, provisions for payment of claims and surrender benefits, certain expenses and taxes, and to provide for continuation of dividend scales payable in 1998, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes.

None of the assets held as of December 31, 2022 and 2021, including the revenue therefrom, allocated to the Closed Block or acquired by the Closed Block will revert to the benefit of PLICO as sole stockholder of the Company, or to the Company’s former parent and stockholder. No assets may be reallocated or transferred between the Closed Block and any other portion of PLICO’s General Account or any of its Separate Accounts or any person affiliated with PLICO without the prior approval of the Department. The Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

43

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The 2023 Closed Block dividend scale will reflect a decrease relative to the 2022 and 2021 scales due to a reduction in the dividend interest rate which was approved on October 19, 2022.

Summarized balance sheet information for the Closed Block is as follows:

	For The Years Ended December 31
	2022	2021
	($ in thousands)
Bonds and common stocks	$3,967,665	$4,019,504
Mortgage loans on real estate	1,912	65,832
Contract loans	533,998	557,526
Cash and other invested assets	195,918	192,112
Other assets	68,981	70,436
Total Closed Block assets	$4,768,474	$4,905,410

Policy reserves & deposit type funds	5,042,047	5,156,557
Other liabilities	119,211	154,738
Total Closed Block liabilities	$5,161,258	$5,311,295

For the years ended December 31, 2022, 2021, and 2020, respectively, total closed and open block direct premiums under individual and group insurance participating policies were $154.1 million or 76.3%, $183.3 million or 86.4%, and $209.3 million or 92.6% of direct individual and group premiums earned. The aggregate amount of divisible surplus to be distributed during the year is determined by Company management with due recognition to factors including solvency of the Company, its ability to meet all contractual obligations, and the existence of the Closed Block which was established as part of MONY's Plan of Reorganization effective November 16, 1998. The aggregate divisible surplus is then divided among policyholders in the proportion that their policies are considered to have contributed to divisible surplus. In addition, as specified in MONY's Plan of Reorganization, dividend scales for Closed Block policies are based on changes in the specific experience for this business relative to the experience underlying the 1998 dividend scale. The liability for dividends payable in the following year is included in “Other policyholders' funds and policy and contract liabilities”. The change in this liability is charged or credited to current year operations in “Dividends to policyholders”. Dividends to policyholders were $60.8 million, $82.5 million, and $80.8 million for the years ended December 31, 2022, 2021, and 2020, respectively. The Company has not allocated any additional income to participating policyholders.

44

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

12.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2022 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$27,817	$—	$—	$27,817	11.7%
b. At book value less current surrender charge of 5% or more	16	—	—	16	—
c. At fair value	—	—	63,825	63,825	26.8
d. Total with market value adjustment or at fair value (total of a through c)	27,833	—	63,825	91,658	38.5
e. At book value without adjustment (minimal or no charge or adj.)	109,267	—	—	109,267	45.9
(2) Not subject to discretionary withdrawal provision	37,021	—	—	37,021	15.6
(3) Total (gross: direct + assumed)	174,121	—	63,825	237,946	100.0%
(4) Reinsurance ceded	(327)	—	—	(327)
(5) Total (net) (3) - (4)	$174,448	$—	$63,825	$238,273
(6) Amount included in A(1)b above that will move to A(1)e in the year after the statement date	$—	$—	$—	$—

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$25,067	$—	$—	$25,067	28.1%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	6,761	6,761	7.6
d. Total with market value adjustment or at fair value (total of a through c)	25,067	—	6,761	31,828	35.7
e. At book value without adjustment (minimal or no charge or adj.)	22,756	141	—	22,896	25.7
(2) Not subject to discretionary withdrawal provision	34,402	—	—	34,402	38.6
(3) Total (gross: direct + assumed)	82,225	141	6,761	89,127	100.0%
(4) Reinsurance ceded	22,756	—	—	22,756
(5) Total (net) (3) - (4)	$59,469	$141	$6,761	$66,371
(6) Amount included in B(1)b above that will move to B(1)e in the year after the statement date	$—	$—	$—	$—

45

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	230,829	—	—	230,829	100.0
(2) Not subject to discretionary withdrawal provision	—	—	—	—	—
(3) Total (gross: direct + assumed)	230,829	—	—	230,829	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$230,829	$—	$—	$230,829
(6) Amount included in C(1)b above that will move to C(1)e in the year after the statement date	$—	$—	$—	$—

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$209,226
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	24,691
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	230,829
Subtotal	464,746
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	70,727
Subtotal	70,727
Combined total	$535,473

46

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2021 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$29,545	$—	$—	$29,545	11.2%
b. At book value less current surrender charge of 5% or more	39	—	—	39	—
c. At fair value	—	—	87,906	87,906	33.5
d. Total with market value adjustment or at fair value (total of a through c)	29,584	—	87,906	117,490	44.7
e. At book value without adjustment (minimal or no charge or adj.)	106,131	—	—	106,131	40.3
(2) Not subject to discretionary withdrawal provision	39,436	—	—	39,436	15.0
(3) Total (gross: direct + assumed)	175,151	—	87,906	263,057	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$175,151	$—	$87,906	$263,057

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
	($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$24,713	$—	$—	$24,713	26.8%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	8,968	8,968	9.7
d. Total with market value adjustment or at fair value (total of a through c)	24,713	—	8,968	33,681	36.5
e. At book value without adjustment (minimal or no charge or adj.)	21,284	149	—	21,433	23.2
(2) Not subject to discretionary withdrawal provision	37,141	—	—	37,141	40.3
(3) Total (gross: direct + assumed)	83,138	149	8,968	92,255	100.0%
(4) Reinsurance ceded	21,284	—	—	21,284
(5) Total (net) (3) - (4)	$61,854	$149	$8,968	$70,971

47

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
($ in thousands)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$—	$—	$—	—%
b. At book value less current surrender charge of 5% or more	—	—	—	—	—
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	—	—	—	—
e. At book value without adjustment (minimal or no charge or adj.)	238,056	—	—	238,056	100.0
(2) Not subject to discretionary withdrawal provision	—	—	—	—	—
(3) Total (gross: direct + assumed)	238,056	—	—	238,056	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$238,056	$—	$—	$238,056

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Annuities Section, Total (net)	$212,372
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	24,633
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	238,056
Subtotal	475,061
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	97,023
Subtotal	97,023
Combined total	$572,084

48

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

13. Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2022, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$47,340	$47,340	$50,138
Other Permanent Cash Value Life Insurance	—	5,048,127	5,090,398
Variable Universal Life	18,995	18,995	20,480

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	65,718
Total (Gross: direct + assumed)	66,335	5,114,462	5,226,734
Reinsurance Ceded	—	15,274	40,762
Total (net)	$66,335	$5,099,188	$5,185,972

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$59,763	$59,763	$60,736
Total (Gross: direct + assumed)	59,763	59,763	60,736
Reinsurance Ceded	—	—	—
Total (net)	$59,763	$59,763	$60,736

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	$5,158,589
Exhibit 5, Accidental Death Benefits Section, Total (net)	815
Exhibit 5, Disability - Active Lives Section, Total (net)	3,865
Exhibit 5, Disability - Disabled Lives Section, Total (net)	18,400
Exhibit 5, Miscellaneous Reserves Section Total (net)	4,303
Subtotal	5,185,972
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	60,736
Subtotal (lines (7) through (9))	60,736
Combined Total ((6) and (10))	$5,246,708

49

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2021, are as follows:

General Account

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$49,057	$49,057	$51,979
Other Permanent Cash Value Life Insurance	—	5,153,571	5,198,608
Variable Universal Life	18,524	18,524	20,296

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	79,904
Total (Gross: direct + assumed)	67,581	5,221,152	5,350,787
Reinsurance Ceded	—	16,616	47,123
Total (net)	$67,581	$5,204,536	$5,303,664

The Company has no life actuarial reserves in Separate Accounts with guarantees.

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve

	($ in thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$78,878	$78,877	$80,384
Total (Gross: direct + assumed)	78,878	78,877	80,384
Reinsurance Ceded	—	—	—
Total (net)	$78,878	$78,877	$80,384

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in thousands)
Exhibit 5, Life Insurance Section, Total (net)	$5,272,388
Exhibit 5, Accidental Death Benefits Section, Total (net)	930
Exhibit 5, Disability - Active Lives Section, Total (net)	4,416
Exhibit 5, Disability - Disabled Lives Section, Total (net)	20,972
Exhibit 5, Miscellaneous Reserves Section Total (net)	4,958
Subtotal	5,303,664
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	80,384
Subtotal (lines (7) through (9))	80,384
Combined Total ((6) and (10))	$5,384,048

50

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14. Premiums Deferred and Uncollected

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums, net of reinsurance, as of December 31 were as follows:

2022

Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	1	1
Ordinary renewal	32,347	28,913
Totals	$32,348	$28,914

2021

Type	Gross	Net of Loading

	($ in thousands)
Ordinary new business	$2	$1
Ordinary renewal	32,878	29,195
Totals	$32,880	$29,196

15.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business and/or transactions. For the current reporting year, The Company reported assets and liabilities from the following product lines/transactions into a Separate Account:

•	Variable life

•	Variable annuity

In accordance with the domiciliary state procedures approving items within the Separate Account, the Separate Account classification of variable life and variable annuity are supported by New York State Statute Section 4240.

In accordance with the products/transactions recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. (The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.)

51

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2022 and 2021, the Company’s Separate Account included legally insulated assets of $131.7 million and $176.2 million, respectively. The assets legally insulated from the General Account as of December 31 are attributed to the following products/transactions:

2022

Product	Legally Insulated Assets
($ in thousands)
Variable annuities	$71,797
Variable life	59,899
Total	$131,696

2021

Product	Legally Insulated Assets
($ in thousands)
Variable annuities	$97,134
Variable life	79,068
Total	176,202

In accordance with the products/transaction recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

Any of the Separate Account products the Company offers with guarantees from the General Account do not have explicit charges broken out from other mortality and expense charges.

None of the Company’s Separate Accounts engage in securities lending transactions.

Most separate and variable accounts held by the Company relate to individual variable annuities and group annuities of a nonguaranteed return nature. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid less any surrenders and surrender charges. Certain other Separate Accounts are used as funding vehicles for flexible premium variable life insurance policies, variable life insurance with additional premium option policies and variable universal life policies. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. The assets and liabilities of these accounts are carried at fair value. This business has been included in the “Nonguaranteed Separate Account” column of the table below.

Certain other Separate Accounts relate to experience-rated group annuity contracts, which fund defined contributions pension plans. These contracts provide guaranteed interest returns for one year only, where the guaranteed interest rate is re-established each year based on the investment experience of the Separate Account. The liabilities of these Separate Accounts are carried at book value. This business has been included in the “Nonindexed Guarantee Less Than 4%” column of the table below.

52

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2022

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2022	$—	$7	$—	$3,062	$3,069
Reserves at 12/31/2022
(2) For accounts with assets at:
(a) Fair value	$—	$—	$—	$131,323	$131,323
(b) Amortized cost	—	141	—	—	141
(c) Total reserves	$—	$141	$—	$131,323	$131,464
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	131,323	131,323
4. At book value without market value adjustment and with current surrender charge less than 5%	—	141	—	—	141
5. Subtotal	—	141	—	131,323	131,464
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$141	$—	$131,323	$131,464

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

53

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2021

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
(1) Premiums, consideration or deposits for the year ended 12/31/2021	$—	$10	$—	$3,084	$3,094
Reserves at 12/31/2021
(2) For accounts with assets at:
(a) Fair value	$—	$—	$—	$177,259	$177,259
(b) Amortized cost	—	149	—	—	149
(c) Total reserves	$—	$149	$—	$177,259	$177,408
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$—	$—	$—	$—	$—
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	177,259	177,259
4. At book value without market value adjustment and with current surrender charge less than 5%	—	149	—	—	149
5. Subtotal	—	149	—	177,259	177,408
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$—	$149	$—	$177,259	$177,408

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2020

	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total

	($ in thousands)
Premiums, consideration or deposits for the year ended 12/31/2020	$—	$10	$—	$3,274	$3,284

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2022	2021	2020

	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$3,069	$3,093	$3,284
Less: Transfers from Separate Accounts	10,664	16,181	18,357
Net transfers to/(from) Separate Accounts	(7,595)	(13,088)	(15,073)
Transfers as reported in the Statements of Operations	$(7,595)	$(13,088)	$(15,073)

54

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

16.	Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100R, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100R focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)	Quoted prices for similar assets or liabilities in active markets,
(b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
(c)	Inputs other than quoted market prices that are observable, and
(d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following tables provides information as of December 31 about the Company’s financial assets measured at fair value:

2022
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Preferred stocks
Industrial and miscellaneous	$10,469	$—	$—	$—	$10,469
Total preferred stocks	10,469	—	—	—	10,469
Common stocks
Industrial and miscellaneous	5,467	—	1,351	—	6,818
Total common stocks	5,467	—	1,351	—	6,818
Separate Accounts	129,614	2,082	—	—	131,696
Total assets at fair value	$145,550	$2,082	$1,351	$—	$148,983

55

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2021
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in thousands)
Assets at fair value
Common stocks
Industrial and miscellaneous	$2,455	$—	$1,557	$—	$4,012
Total common stocks	2,455	—	1,557	—	4,012
Separate Accounts	173,195	3,007	—	—	176,202
Total assets at fair value	$175,650	$3,007	$1,557	$—	$180,214

The following is the Level 3 reconciliation of the beginning balance to the ending balance for these assets:

2022
Description	Beginning Balance at 1/1/2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022
	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$1,557	$—	$—	$—	$—	$—	$—	$(206)	$—	$1,351
Total Assets	$1,557	$—	$—	$—	$—	$—	$—	$(206)	$—	$1,351

2021
Description	Beginning Balance at 1/1/2021	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2021
	($ in thousands)
Assets:
Common stocks - industrial and miscellaneous	$1,390	$—	$—	$—	$—	$167	$—	$—	$—	$1,557
Total Assets	$1,390	$—	$—	$—	$—	$167	$—	$—	$—	$1,557

There were no transfers between levels for the Company’s financial assets and liabilities measured at fair value during the years ended December 31, 2022, 2021, and 2020.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

56

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value. Excluding the impact of an $2 thousand and $6 thousand negative IMR held at December 31, 2022 and 2021, respectively, the Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services, and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

57

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2022, 2021 and 2020.

58

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2022
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$4,184,404	$4,965,705	$10,512	$4,073,774	$100,118
Common stocks	6,818	6,818	5,467	—	1,351
Preferred stocks	10,469	10,469	10,469	—	—
Mortgage loans	270,027	291,899	—	—	270,027
Cash	57,446	57,446	57,446	—	—
Cash equivalents	35,047	35,047	35,047	—	—
Contract loans	557,480	557,480	—	—	557,480
Other invested assets	127,092	160,613	—	127,092	—
Separate Account assets	131,696	131,696	129,614	2,082	—
Liabilities
Deposit-type contracts	230,820	230,829	—	—	230,820

2021
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3

	($ in thousands)
Assets
Bonds	$5,657,743	$5,041,489	$8,080	$5,515,942	$133,721
Common stocks	4,012	4,012	2,455	—	1,557
Preferred stocks	14,600	14,600	14,600	—	—
Mortgage loans	391,187	371,219	—	—	391,187
Cash	15,523	15,523	15,523	—	—
Cash equivalents	86,635	86,635	86,635	—	—
Contract loans	580,865	580,865	—	—	580,865
Other invested assets	188,992	160,624	—	188,992	—
Separate Account assets	176,202	176,202	173,195	3,007	—
Liabilities
Deposit-type contracts	238,485	238,056	—	—	238,485

The fair value of bonds, preferred stocks, common stocks, and certain surplus notes reported as “Other invested assets” are determined using methodologies prescribed by the NAIC. The fair values of bonds, preferred stock, and certain surplus notes are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

As of December 31, 2022 and 2021, the Company held $1.4 million and $1.6 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value.

The carrying value of the Company’s cash approximates fair value.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC and are provided by a third-party pricing service.

59

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

Contract and policy loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

The majority of securities in the Company’s Separate Accounts consist of mutual funds valued at fair value. All other publicly traded bonds and stocks are also valued at fair value. Direct placement bonds and warrants are stated at fair value, as determined by the Company or third-party appraisers. Short-term investments held in money market Separate Accounts are stated at fair value regardless of the length of maturity. Short-term investments held in all other Separate Accounts with remaining maturity at acquisition of (i) sixty days or less are stated at amortized cost which, the Company believes when combined with accrued income, approximates fair value; or (ii) more than sixty days are stated at fair value. Investments in shares of respective trusts are stated at fair value, which reflects the net asset value of the various portfolios. Net asset values are based upon market or fair values of the securities held in each of the corresponding portfolios of the funds.

Deposit-type contracts include annuities certain, supplemental contracts, and dividend accumulations. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations approximates carrying value.

The Company held no financial instruments as of December 31, 2022 and 2021, for which it was not practicable to estimate fair value. The Company held no investments measured at NAV as of December 31, 2022 and 2021.

17.	Retained Assets

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The credited rate during 2022, 2021, and 2020 for accounts administered by Northern Trust was 0.25%. For accounts administered by Bank of New York Mellon (“BNYM”), which were introduced during 2014, the credited rate for 2020 and through March 2021 was 0.40% for accounts opened prior to May 1, 2019 and 1.0% for accounts opened on or after May 1, 2019. After April 1, 2021 and for 2022, the credited rate for all BNYM accounts was 0.4%.

No fees were charged to retained asset account owners during the three-year period ended December 31, 2022.

60

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained assets account. The retained assets account is generally the default method.

The table below summarizes the number and balance of retained asset accounts in force, by aging category, as of December 31:

	In Force ($ in thousands)
	2022		2021
	Number	Balance	Number	Balance
Up to and including 12 Months	137	$15,306	162	$15,111
13 to 24 Months	108	8,799	115	7,986
25 to 36 Months	92	5,546	85	4,904
37 to 48 Months	64	2,646	91	3,541
49 to 60 Months	69	2,823	81	3,076
Over 60 Months	733	20,857	761	20,844
Total	1,203	$55,977	1,295	$55,462

All of the Company’s retained asset accounts are individual contracts. The table below shows retained asset components as of December 31:

	($ in thousands)
	2022		2021
	Number	Balance	Number	Balance
Number/Balance of Retained Asset Accounts at the Beginning of the Year	1,295	$55,462	1,330	$52,810
Number/Balance of Retained Asset Account Issue/Added During the Year	257	33,567	272	32,561
Investment Earnings Credited to Retained Asset Accounts During the Year	XXX	212	XXX	241
Fees and Other Charges Assessed to Retained Asset Accounts During the Year	XXX	—	XXX	—
Number/Amount of Retained Asset Accounts Transferred to State Unclaimed Property funds During the Year	13	8	5	—
Number/Amount of Retained Asset Accounts Closed/Withdrawn During the Year	336	33,256	302	30,150
Number/Balance of Retained Asset Accounts at the End of the Year	1,203	$55,977	1,295	$55,462

18.	Company-owned Life Insurance

The Company is the owner and beneficiary of life insurance policies that are included in the “Other assets” line at their cash surrender values pursuant to SSAP No. 21R, “Other admitted assets”, prior to non-admission. At December 31, 2022 and 2021, respectively, the $12.3 million and $13.2 million cash surrender values of these policies were fully non-admitted.

61

MONY LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

19.	Subsequent Events

As a result of events that occurred at certain financial institutions and the subsequent regulatory actions taken during March of 2023, the Company has evaluated the impact of these events to certain holdings within its investment portfolio. As a result of this evaluation, the Company sold certain bonds and recognized a pre-tax realized investment loss of $8.1 million.

The Company has evaluated the effects of events subsequent to December 31, 2022, and through March 29, 2023 (the date of the issuance of the Statutory statements included herein), and there are no other material subsequent events to report.

62

SUPPLEMENTAL SCHEDULES

MONY LIFE INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2022

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in thousands)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$215,597	$191,497	$215,597
States, municipalities and political subdivisions	23,238	23,987	23,238
Public utilities	700,871	587,235	700,871
All other corporate bonds	4,025,999	3,381,685	4,025,999
Total fixed maturities	4,965,705	4,184,404	4,965,705
Equity securities:
Common stocks:
Banks, trust and insurance companies	1,351	1,351	1,351
Industrial, miscellaneous and all other	2,760	5,467	5,467
Nonredeemable preferred stocks	14,770	10,469	10,469
Total equity securities	18,881	17,287	17,287
Mortgage loans on real estate	291,899	270,027	291,899
Policy loans	557,480	557,480	557,480
Other long-term investments	160,613	127,092	160,613
Total investments	$5,994,578	$5,156,290	$5,992,984

See accompanying independent auditors’ report.

S-1

MONY LIFE INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2022, 2021, and 2020

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	($ in thousands)
2022
Life insurance in force	$14,160,113	$1,375,001	$—	$12,785,112	—%
Premiums:
Life insurance	$192,737	$13,829	$—	$178,908	—%
Accident and health insurance	14,339	13,998	—	341	—%
Total	$207,076	$27,827	$—	$179,249	—%

2021
Life insurance in force	$15,277,500	$1,609,866	$—	$13,667,634	—%
Premiums:
Life insurance	$203,458	$13,811	$—	$189,647	—%
Accident and health insurance	16,277	15,828	—	449	—%
Total	$219,735	$29,639	$—	$190,096	—%

2020
Life insurance in force	$16,176,820	$1,742,662	$—	$14,434,158	—%
Premiums:
Life insurance	$212,595	$15,287	$—	$197,308	—%
Accident and health insurance	18,934	18,399	—	535	—%
Total	$231,529	$33,686	$—	$197,843	—%

See accompanying independent auditors’ report.

S-2